Securities Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

X   Pre-Effective Amendment No. 1   ☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

__________________________________________________________________

BNY Mellon ETF TRUST ii
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o BNY Mellon ETF Investment Adviser, LLC
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o BNY Mellon ETF Investment Adviser, LLC
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

Beau Yanoshik, Esq.
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on November 4, 2024 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because Registrant is relying on Section 24(f) of the
Investment Company Act of 1940, as amended.

Title of Securities Being Registered:
Shares of Beneficial Interest, no par value, of BNY Mellon Concentrated Growth ETF

BNY MELLON TAX MANAGED GROWTH FUND

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286

1-800-373-9387

www.im.bnymellon.com

Dear Shareholder:

A special meeting of shareholders of BNY Mellon Tax Managed Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc. (the “Fund Company”), will be held in a virtual meeting format on January 15, 2025, at 10:00 a.m. Eastern time. As a shareholder of the Fund, you are being asked to vote on an Agreement and Plan of Reorganization providing for the reorganization of the Fund, a mutual fund, into BNY Mellon Concentrated Growth ETF (the “Acquiring ETF”), an exchange-traded fund (“ETF”). As described in more detail below, if the reorganization is approved, Fund shareholders will receive Acquiring ETF shares (and cash in lieu of fractional shares, if any), cash, or Wealth shares of Dreyfus Government Cash Management, a government money market fund, in exchange for their Fund shares. If you hold your Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”), including through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of an ETF on its platform, please see additional information below.

Shareholders of record of the Fund at the close of business on October 18, 2024 will be asked to vote to approve the proposed Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to close after the close of business on or about March 28, 2025 (the “Closing Date”).

The Fund is a series of the Fund Company. The Acquiring ETF is a newly created series of BNY Mellon ETF Trust II (the “ETF Trust II”) that will commence operations upon the closing of the reorganization. BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”) is the investment adviser to the Fund and BNY Mellon ETF Investment Adviser, LLC (“BNYM ETF Adviser”), an affiliate of BNYM Adviser, will serve as investment adviser to the Acquiring ETF. Fayez Sarofim & Co., LLC is the sub-adviser of the Fund and will serve as sub-adviser to the Acquiring ETF. The current portfolio managers of the Fund will serve as the portfolio managers of the Acquiring ETF. The Acquiring ETF has a similar investment objective and investment strategies as the Fund. Management of the Fund believes that the proposed reorganization would permit the Fund’s shareholders to pursue a similar investment goal in a corresponding ETF that has a lower management fee and an estimated lower total annual expense ratio than the Fund. Management also believes that, if the reorganization is completed, Fund shareholders may benefit from certain potential advantages offered by ETFs, including greater tax efficiency, the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, less cash drag on performance, and lower portfolio transaction costs. As a result, Fund management recommended to the Fund Company’s Board of Directors that the Fund be reorganized into the Acquiring ETF.

If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you will no longer be a shareholder of the Fund. If you hold your Fund shares through an account that may hold Acquiring ETF shares (a “Qualifying Account”), such as accounts with an affiliated broker-dealer of BNYM ETF Adviser or an unaffiliated broker-dealer, you will become a shareholder of the Acquiring ETF. The Acquiring ETF offers one class of shares. Each shareholder of the Fund that holds his or her shares through a Qualifying Account at the time of the reorganization will receive shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Fund immediately before the reorganization. In addition, approximately one to two business days before the reorganization, shareholders holding shares through a Qualifying Account will receive cash equal to the net asset value of any fractional shares of the Fund held by the shareholder at such time. Each shareholder of the Fund that holds his or her Fund shares through a Non-Qualifying Account will not become a shareholder of the Acquiring ETF. Instead, each such shareholder will receive cash or Wealth shares of Dreyfus Government Cash Management as follows:

•	If you hold Fund shares in an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., approximately two to three weeks before the reorganization you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.
•	If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will receive cash in value to the aggregate net asset value of your Fund shares immediately before the reorganization.
•	If you hold Fund shares through a BNY Mellon-sponsored retirement account directly with the Fund at its transfer agent, approximately two to three weeks before the reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time.
•	If you hold Fund shares through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the reorganization. If such shares are not redeemed or transferred prior to the reorganization, you will receive cash equal to the net asset value of your Fund shares immediately before the reorganization.

If you currently hold your Fund shares through an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., management will attempt to contact you with options, including the opportunity to establish a Qualifying Account with a BNYM ETF Adviser affiliate. Qualifying Accounts are offered by BNY Mellon Brokerage Services, an affiliate of BNYM Adviser and BNY ETF Adviser. To open a brokerage account with BNY Mellon Brokerage Services, please call 1-800-843-5466 or visit

https://bnymellonbrokerageaccount.netxinvestor.com/nxi/welcome.

No sales charges or redemption fees will be imposed in connection with the reorganization. If the shareholders of the Fund do not approve the proposed Agreement and Plan of Reorganization, then the reorganization will not be implemented and the Board of Directors of the Fund Company will consider what other actions, if any, may be appropriate.

After careful review, the Fund Company’s Board of Directors has unanimously approved the proposed reorganization. In approving the reorganization, the Fund Company’s Board of Directors determined that the reorganization is advisable and in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the reorganization. The Fund Company’s Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal. Your vote is extremely important, no matter how large or small your Fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the methods listed below.

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting in person, but you may attend the meeting virtually and vote over the Internet during the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Morrow Sodali Fund Solutions, LLC, at 1-888-481-3817.

The meeting will be conducted over the Internet in a virtual meeting format only. However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Thank you.

Sincerely,
David DiPetrillo President BNY Mellon Investment Funds IV, Inc.

November 4, 2024

PROPOSED REORGANIZATION OF

BNY MELLON TAX MANAGED GROWTH FUND

(the “Fund”)

WITH AND INTO

BNY MELLON CONCENTRATED GROWTH ETF

(the “Acquiring ETF”)

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

What am i being asked to vote on?

It is proposed that the Fund, which is currently operated as a mutual fund, be converted into an exchange-traded fund (“ETF”) through its reorganization with and into the Acquiring ETF. As a shareholder of the Fund, you are being asked to vote on an Agreement and Plan of Reorganization that provides for such reorganization. If the reorganization is approved by shareholders, the Fund will transfer its assets to the Acquiring ETF, in exchange for whole shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities. As described in more detail below, in exchange for their Fund shares, Fund shareholders will receive Acquiring ETF shares (and cash in lieu of fractional shares, if any), cash, or Wealth shares of Dreyfus Government Cash Management, a government money market fund advised by BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), the Fund’s current investment adviser, and sub-advised by Dreyfus, a division of Mellon Investments Corporation, an affiliate of BNYM Adviser. If you hold your Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”), including through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of an ETF on its platform, please see additional information below. After the reorganization, the Fund will cease operations and will be terminated as a series of the BNY Mellon Investment Funds IV, Inc. (the “Fund Company”).

WHAT WILL HAPPEN TO MY INVESTMENT IN THE FUND IF THE PROPOSED REORGANIZATION IS APPROVED AND I HOLD MY FUND SHARES IN AN ACCOUNT THAT MAY HOLD ACQUIRING ETF SHARES?

If the reorganization is approved, and you hold your Fund shares through an account that may hold Acquiring ETF shares (a “Qualifying Account”), such as an account with an affiliated broker-dealer of BNY Mellon ETF Investment Adviser, LLC (“BNYM ETF Adviser”) or an unaffiliated broker-dealer, you will become a shareholder of the Acquiring ETF on or about March 28, 2025 (the “Closing Date”), and will no longer be a shareholder of the Fund. You will receive shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund immediately before the reorganization. In addition, approximately one to two business days before the reorganization, you will receive cash equal to the net asset value of any fractional shares of the Fund you hold at such time.

WHAT WILL HAPPEN TO MY INVESTMENT IN THE FUND IF THE PROPOSED REORGANIZATION IS APPROVED AND I HOLD MY FUND SHARES IN AN ACCOUNT THAT IS NOT PERMITTED TO HOLD ACQUIRING ETF SHARES?

If the reorganization is approved and you hold your Fund shares through a Non-Qualifying Account, such as an account directly with the Fund at the Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will not receive Acquiring ETF shares in connection with the reorganization. Instead, depending on the type of account through which you hold your Fund shares, you will either receive cash or Wealth shares of Dreyfus Government Cash Management. Please see additional information below with respect to non-accommodating retirement accounts. The redemption or transfer of your investment may be subject to tax. More detail is provided below with respect to the types of accounts that cannot hold Acquiring ETF shares and what will happen if you own your investment in the Fund through such accounts.

•	Non-Accommodating Brokerage Accounts: If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the reorganization, you will not receive Acquiring ETF shares as part of the reorganization. Instead, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the reorganization.

•	Non-Accommodating Retirement Accounts: If you hold Fund shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the reorganization. If such shares are not redeemed or transferred prior to the reorganization, you will receive cash equal to the net asset value of your Fund shares immediately before the reorganization.

•	Fund Direct Accounts: If you hold Fund shares in an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., you should transfer your Fund shares to a brokerage account that can accept the Acquiring ETF shares. If such a change is not made, you will not receive Acquiring ETF shares as part of the reorganization. Instead, approximately two to three weeks before the reorganization, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.

•	Fund Direct BNY Mellon-Sponsored Retirement Accounts: If you hold Fund shares through a BNY Mellon-sponsored retirement account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., and do not take action to transfer the investment in the Fund to a different investment option or to a Qualifying Account, approximately two to three weeks before the reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time. To request a copy of the Dreyfus Government Cash Management prospectus, please call 1-800-373-9387.

Please consult with your financial intermediary or tax advisor for more information on the impact that the reorganization would have on you and your investments. If you do not currently hold your Fund shares through a brokerage account that can hold Acquiring ETF shares, please see the information below for additional actions that you must take to receive Acquiring ETF shares as part of the reorganization. If you are unsure about the ability of your account to accept Acquiring ETF shares (i.e., ETF shares), please call BNY Mellon Brokerage Services at 1-800-843-5466 or contact your financial advisor or other financial intermediary.

If you currently hold your Fund shares through an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., management will attempt to contact you with options, including the opportunity to establish a Qualifying Account with a BNYM ETF Adviser affiliate.

HOW DO I TRANSFER MY FUND SHARES FROM A FUND DIRECT ACCOUNT TO A QUALIFYING ACCOUNT?

Transferring your shares from a fund direct account to a Qualifying Account should be a simple process. Qualifying Accounts are offered by BNY Mellon Brokerage Services, an affiliate of BNYM Adviser and BNYM ETF Adviser, the Acquiring ETF’s adviser. To open a brokerage account with BNY Mellon Brokerage Services, please call 1-800-843-5466 or visit

https://bnymellonbrokerageaccount.netxinvestor.com/nxi/welcome.

The sooner you initiate the transfer, the better.

HOW DO I TRANSFER MY FUND SHARES FROM A NON-ACCOMMODATING BROKERAGE ACCOUNT TO A BROKERAGE ACCOUNT THAT WILL ACCEPT ACQUIRING ETF SHARES?

The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to a Qualifying Account. Contact your broker to make the necessary changes to your account.  The sooner you initiate making these changes, the better.

DOES THE ACQUIRING ETF OFFER MULTIPLE SHARES AND/OR ISSUE FRACTIONAL SHARES?

The Acquiring ETF offers one class of shares and does not issue shares in fractional shares. If the reorganization is approved by the Fund’s shareholders, Class A and Class C shares of the Fund will be converted into Class I shares (without a contingent deferred sales charge or other charge). The share class conversion is expected to occur approximately two weeks before the reorganization. The Fund will then effect a share split to approximate the net asset value per share of the Acquiring ETF, in an effort to reduce the number of fractional shares. After such share split, any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The share split and redemption of fractional shares are expected to occur approximately one to two business days before the reorganization. The distribution to shareholders of redemption proceeds, which is expected to be a small amount, will likely be a taxable event to shareholders who hold their shares in a taxable account and shareholders are encouraged to consult their tax advisors to determine the effect of such redemption.

HOW DO ACQUIRING ETF SHARES TRADE?

After the reorganization, individual shares of the Acquiring ETF may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring ETF after the reorganization, you will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Shares of ETFs can only be purchased and redeemed directly from an ETF by authorized participants (“APs”), which are typically large financial institutions that agree to facilitate the secondary market for an ETF’s shares through the creation and redemption process (described herein). Because Acquiring ETF shares will trade at market prices rather than at net asset value, Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the Acquiring ETF’s net asset value. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

WHAT ARE SOME FEATURES OF ETFs THAT DIFFER FROM MUTUAL FUNDS?

The following are some unique features of ETFs as compared to mutual funds:

•	Purchases and Sales of ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value per share at the end of the trading day, as is the case with mutual funds. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price at which investors buy and sell ETF shares will fluctuate based on investor demand and may be higher or lower than the ETF’s net asset value per share, and may be higher or lower than the ETF’s next calculated net asset value at the close of the trading day.
•	Sales only through a Broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring ETF, are not purchased or sold at net asset value directly with the ETF. Shares of the Acquiring ETF may be acquired or redeemed directly from the Acquiring ETF only in large blocks of shares (“creation units”), and only an AP may engage in creation or redemption transactions directly with the Acquiring ETF. Once created, shares of the Acquiring ETF generally will trade in the secondary market in amounts less than a creation unit. Acquiring ETF shares may only be purchased and sold on a stock exchange through a broker at market prices. When buying and selling shares through a broker, a shareholder may incur brokerage or other charges determined by the broker, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring ETF, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.
•	Transparency. The Acquiring ETF will be a transparent ETF that operates with full transparency to its portfolio holdings. Following the reorganization, the Acquiring ETF, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring ETF, will be available on the Acquiring ETF’s website www.im.bnymellon.com.
•	Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, many ETFs create and redeem their shares in-kind, which enables them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. As a result, shareholders in an ETF that creates and redeems its shares in-kind are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. Although the Fund employs a tax-managed investment strategy that seeks to minimize capital gains tax liabilities, the Acquiring ETF intends to create and redeem its shares in-kind and take advantage of the potential for greater tax efficiency offered by the ETF structure.

The Acquiring ETF is also subject to certain risks unique to operating as an ETF – see “DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?” below for further information regarding such risks.

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization will permit the Fund’s shareholders to pursue similar investment goals in an ETF that has a lower management fee and an estimated lower total annual expense ratio than the Fund. In addition, investing in an ETF may provide certain potential advantages compared to investing in a mutual fund, including greater tax efficiency, the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, less cash drag on performance, and lower portfolio transaction costs. For example, an investment in the Acquiring ETF may have lower portfolio transactions costs and greater tax efficiency than an investment in the Fund. The Fund may sell portfolio holdings when implementing its strategy or to meet shareholder redemption requests. Selling portfolio holdings at a gain results in taxable distributions to Fund shareholders if there are no offsetting losses. In addition, Fund shareholders pay taxes on the appreciation of their Fund shares when they are sold. With respect to the Acquiring ETF, APs will primarily purchase and redeem shares of the Acquiring ETF in exchange for a basket of securities, rather than cash. These “in-kind” purchases and redemptions will permit the Acquiring ETF to avoid the usual transaction costs and market impact of cash transactions that the Fund typically experiences. In addition, the Acquiring ETF does not expect to incur capital gains on the in-kind disposition of portfolio holdings. To the extent the Acquiring ETF sells portfolio holdings at a gain to implement its strategy or engages in cash transactions with APs, it will result in taxable distributions to Acquiring ETF shareholders if there are no offsetting losses, similar to the Fund. In addition, similar to the Fund, Acquiring ETF investors will pay taxes on the appreciation of their Acquiring ETF shares when they are sold. Management also believes that shareholders should benefit from more efficient portfolio management and certain operational efficiencies. For example, ETFs are not required to redeem shares directly from retail shareholders and as a result, portfolio managers generally do not have to maintain a certain level of cash in order to maintain liquidity for redemptions, which may give the Acquiring ETF’s portfolio managers more flexibility to keep the portfolio more fully invested than a typical mutual fund. Finally, ETF shares are bought and sold on a national securities exchange, which will give ETF investors the ability to buy or sell Acquiring ETF shares throughout the day at the current market price. Mutual funds, like the Fund, are bought and redeemed at the net asset value determined at the end of the trading day. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement. While operating as an ETF offers potential benefits, it also subjects the Acquiring ETF to certain unique risks – see “DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?” below for further information regarding such risks.

WHO WILL MANAGE THE ACQUIRING ETF FOLLOWING THE REORGANIZATION?

If the reorganization is approved and consummated, the Fund’s current investment adviser, BNYM Adviser, will be replaced by BNYM ETF Adviser, an affiliate of BNYM Adviser, the Acquiring ETF’s investment adviser. Fayez, Sarofim & Co., LLC (“Sarofim & Co.”) is the sub-adviser of the Fund and will serve as sub-adviser to the Acquiring ETF. The current portfolio managers of the Fund will serve as the portfolio managers of the Acquiring ETF. See “Fund Details—Investment Adviser and Sub-Adviser” and “—Primary Portfolio Managers” in the Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?

The Acquiring ETF has a similar investment objective, investment strategies, and risks as the Fund. The Fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. The Acquiring ETF’s investment objective is to seek long-term capital appreciation. While not included in the Acquiring ETF’s investment objective, BNYM ETF Adviser and Sarofim & Co. believe the Acquiring ETF’s investment strategy and the potential for greater tax efficiency offered by the ETF structure are consistent with a goal of minimizing realized capital gains tax liabilities. Each fund seeks to achieve its goal by investing primarily in stocks of companies with market capitalizations of $5 billion or more, and Sarofim & Co. uses a similar approach when choosing stocks for each fund. Unlike the Fund, the Acquiring ETF is non-diversified, which means the Acquiring ETF may invest a relatively high percentage of its assets in a limited number of issuers. As of June 30, 2024, the Fund’s portfolio consisted of stocks of 46 companies. While the Acquiring ETF’s portfolio will initially be the same as the Fund’s portfolio at the time of the Reorganization, the Acquiring ETF’s portfolio will typically consist of 25-35 stocks (see “WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?” below for further information regarding the portfolio transitioning to the Acquiring ETF’s investment strategies, including the tax consequences of the portfolio transitioning).

Given that the Acquiring ETF and the Fund have similar investment objectives, management policies and strategies, the principal risks associated with an investment in the Acquiring ETF and the Fund are similar. The Acquiring ETF is subject to certain risks unique to operating as an ETF, including: share premium and discount risk (e.g., you may pay more (or less) than net asset value when you buy shares of the Acquiring ETF in the secondary market, and you may receive less (or more) than net asset value when you sell those shares in the secondary market); AP concentration risk (e.g., there are a limited number of APs with respect to the Acquiring ETF and if they were to discontinue the creation and redemption process for the Acquiring ETF and no other APs step forward to perform these services, Acquiring ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting; a similar risk is associated with the limited number of market makers and/or liquidity providers in the marketplace for the Acquiring ETF); and market trading risk (e.g., there can be no assurance that an active trading market for such fund shares will develop or be maintained nor that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met). In addition, as a non-diversified fund, the Acquiring ETF’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

For additional information regarding the Acquiring ETF and the Fund, please refer to “Summary—Comparison of the Acquiring ETF and the Fund—Goal and Approach” and “—Principal Investment Risks” in the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

Except as discussed below, the reorganization will not be a taxable event for federal income tax purposes. You will not recognize any capital gain or loss as a direct result of the reorganization, except with respect to shares that are redeemed, in whole or in part, in connection with the Reorganization. Your tax basis in Fund shares will carry over to your Acquiring ETF shares (other than tax basis associated with shares that were redeemed), and the holding period for the Acquiring ETF shares will include the holding period for your Fund shares.

If the reorganization is approved and you hold your Fund shares through a Non-Qualifying Account, you will not receive Acquiring ETF shares in connection with the reorganization. Instead, depending on the type of account through which you hold your Fund shares, you will either receive cash or Wealth shares of Dreyfus Government Cash Management. If you hold Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the reorganization. If such shares are not redeemed or transferred prior to the reorganization, you will receive cash equal to the net asset value of your investment in the Fund immediately before the reorganization. Exchanges within an IRA or group retirement plan will generally not result in the current recognition of a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. Redemptions of fractional shares and redemptions through Non-Qualifying Accounts other than retirement accounts will generally result in the recognition of a capital gain or loss for federal and state income tax purposes with the possibility that a portion of the redemption proceeds will be treated as a return of capital to shareholders.

As a condition to the closing of the reorganization, the Fund and the Acquiring ETF will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders or the Acquiring ETF as a result of the reorganization except with respect to shares that are redeemed, in whole or in part, in connection with the Reorganization in which you may recognize a capital gain or loss. Fund shareholders should consult their tax advisors regarding the effect, if any, of the reorganization in light of their individual circumstances.

If the reorganization is approved by the Fund’s shareholders, BNYM Adviser and BNYM ETF Adviser currently estimate that certain of the Fund’s portfolio securities (currently estimated to be approximately $51.8 million or 36% of the Fund’s net assets) will be sold in connection with the transition to the Acquiring ETF’s investment strategies.  BNYM Adviser and BNYM ETF Adviser currently expect that a significant part of any portfolio transitioning would be done by the Acquiring ETF after the reorganization through in-kind transactions with APs (as discussed further below).  As a result of such in-kind portfolio transitioning, BNYM Adviser and BNYM ETF Adviser currently anticipate that the portfolio transaction costs and tax impact to the Acquiring ETF and its shareholders would be de minimis. While it is anticipated that portfolio transitioning will occur in-kind, there can be no assurance that this will be done. As a result, despite the best efforts of BNYM ETF Adviser, the reorganization and subsequent portfolio transitioning could result in significant capital gains that would be borne by the Acquiring ETF and its shareholders.

By reason of the reorganization, the Acquiring ETF will succeed to and take into account the Fund’s capital loss carryforwards, if any. The reorganization is not expected to result in limitations on the Acquiring ETF’s ability to use the Fund’s capital loss carryforwards. The ability of the Acquiring ETF to use capital losses to offset gains (even in the absence of the reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. As of October 31, 2023, the Fund’s fiscal year end, and as of June 30, 2024, the Fund had no capital loss carryforwards.

See “Summary—Federal Income Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” and “—Capital Loss Carryforwards.” In the Prospectus/Proxy Statement.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING ETF THAT I MAY CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

No. The Fund currently offers certain shareholder privileges to shareholders holding shares in individual accounts, such as the Fund Exchanges service, Auto-Exchange Privilege, Automatic Asset Builder®, Payroll Savings Plan, Government Direct Deposit, Dividend Sweep, Automatic Withdrawal Plan, Letter of Intent and Corporate Pension/Profit-Sharing and Retirement Plans. The Acquiring ETF will not offer these privileges. However, the Qualified Account through which a shareholder will hold the Acquiring ETF shares may offer similar services and privileges.

WILL THE PROPOSED REORGANIZATION RESULT IN HIGHER MANAGEMENT FEES OR HIGHER TOTAL FUND EXPENSES?

No. The Acquiring ETF has a lower management fee and an estimated lower total annual expense ratio than the Fund (on both a gross and net of waivers basis). Under its agreement with BNYM ETF Adviser, the Acquiring ETF has agreed to pay BNYM ETF Adviser a management fee at the annual rate of 0.50% of the value of the Acquiring ETF’s average daily net assets. BNYM ETF Adviser, in turn, will compensate Sarofim & Co. for the provision of sub-investment advisory services to the Acquiring ETF. Under its agreement with BNYM Adviser, the Fund currently pays BNYM Adviser a management fee at the annual rate of 0.95% of the value of the Fund’s average daily net assets. BNYM Adviser has contractually agreed to waive a portion of the Fund's management fee in the amount of 0.10% of the Fund’s average daily net assets until March 1, 2025, resulting in a net management fee of 0.85% until such date. On or after March 1, 2025, BNYM Adviser may terminate this waiver agreement at any time. BNYM Adviser compensates Sarofim & Co. for the provision of sub-investment advisory services to the Fund.

The Acquiring ETF pays BNYM ETF Adviser a “unitary” fee and BNYM ETF Adviser pays substantially all of the Acquiring ETF’s expenses (everything except for the Acquiring ETF’s management fee, payments under the Acquiring ETF’s Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the Acquiring ETF’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Acquiring ETF’s business). Similarly, the Fund pays BNYM Adviser a “unitary” fee and BNYM Adviser pays substantially all of the Fund’s expenses (everything except the Fund’s management fees, Rule 12b-1 fees, interest, taxes, brokerage commissions, fees and expenses of the non-interested board members and their counsel, and extraordinary expenses). In addition, BNYM Adviser has agreed to reduce its fees in an amount equal to the Fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. Because the Acquiring ETF’s “unitary” fee is lower than the Fund’s management fee, the Acquiring ETF is expected to have a lower total annual expense ratio than the Fund. Based on operating expenses of the Fund as of June 30, 2024, the Fund's Class A, Class C, and Class I shares' gross total annual expense ratios were 1.21%, 1.96%, and 0.96%, respectively, and total annual expense ratios net of fee waivers were 1.10%, 1.85%, and 0.85%, respectively. The Acquiring ETF's estimated gross total annual expense ratio is 0.50% (no fee waivers are in effect for the Acquiring ETF and, therefore, the Acquiring Fund does not have a separate net total annual expense ratio). For further information, see “Summary—Fees and Expenses” in the Prospectus/Proxy Statement.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR contingent deferred sales charge (“CDSC”) AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. In addition, the Acquiring ETF will not be subject to any sales charges, redemption fees or CDSCs.

WHAT IF I DO NOT WANT TO OWN ACQUIRING ETF SHARES?

If the reorganization is approved by Fund shareholders and you do not want to receive Acquiring ETF shares, you can exchange your Fund shares for shares of another mutual fund in the BNY Mellon Family of Funds that is not participating in the reorganization or redeem your Fund shares. The exchange or redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your Fund shares or exchange them into another mutual fund in the BNY Mellon Family of Funds prior to the reorganization is the second business day immediately preceding the Closing Date (and the Closing Date is expected to be on or about March 28, 2025).

WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

If the shareholders of the Fund approve the reorganization, then the reorganization will be implemented. If the Fund does not receive shareholder approval, then the reorganization of the Fund will not be implemented and the Fund Company’s Board of Directors (the “Board”) will consider such other actions as it deems to be necessary or appropriate for the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BNYM Adviser or an affiliate of BNYM Adviser will pay the expenses relating to the reorganization, whether or not the reorganization is consummated. The Fund and the Acquiring ETF will not bear any expenses relating to the proposed reorganization. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by the Fund or the Acquiring ETF to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code’), or would prevent the reorganization from qualifying as a “reorganization” within the meaning of section 368(a) of the Code or otherwise result in the imposition of tax on either the Fund or the Acquiring ETF or on any of their respective shareholders. The Fund and the Acquiring ETF will bear their respective portfolio transaction costs, if any, including those associated with the reorganization.

HOW DOES THE FUND COMPANY’S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering the terms and conditions of the reorganization (including that BNYM Adviser or an affiliate of BNYM Adviser, and not the Fund, will pay the costs of the reorganization), the structure and operation of mutual funds and ETFs, and the investment objectives, strategies, and risks of the Fund and the Acquiring ETF, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring ETF, the Board unanimously concluded that reorganizing the Fund into the Acquiring ETF is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Board determined that reorganizing the Fund into the Acquiring ETF, which has a similar investment goal, a lower management fee and an estimated lower total annual expense ratio than the Fund, as well as the potential for lower transaction costs, more efficient portfolio management and greater tax efficiency offered through an ETF structure, and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, offers potential benefits to Fund shareholders. Therefore, the Board recommends that you vote FOR the reorganization. See “Reasons for the Reorganization” in the Prospectus/Proxy Statement.

Who is MORROW Sodali Fund Solutions, LLC?

Morrow Sodali Fund Solutions, LLC (the “Proxy Solicitor”) is a company that has been engaged by BNYM Adviser, on behalf of the Fund, to assist in the solicitation of proxies, which is expected to cost approximately $22,500, plus any out-of-pocket expenses. BNYM Adviser or an affiliate of BNYM Adviser will pay the solicitation expenses. The Proxy Solicitor is not affiliated with the Fund, BNYM ETF Adviser or BNYM Adviser. In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained for the Fund, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes. The Proxy Solicitor also may contact by telephone shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

HOW CAN I VOTE MY SHARES?

To vote, you may use any of the methods listed below.
•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Over the Internet, at the website address listed on your proxy card; or

•	At the meeting, by attending virtually and voting over the Internet during the meeting.

In addition, if you would like to quickly vote your shares, call the Proxy Solicitor, toll free at 1-888-481-3817. Agents are available 10:00 a.m. – 11:00 p.m., Eastern time, Monday through Friday.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

May I attend the Meeting IN PERSON?

No. The meeting will be conducted exclusively online via live webcast. Shareholders will not be able to attend the meeting in person but may participate over the Internet. Shareholders may request the meeting credentials by emailing msfs-meetinginfo@morrowsodali.com. Please include your full name, address and the control number found on your enclosed proxy card. The meeting will begin promptly at 10:00 a.m., Eastern time, on Wednesday, January 15, 2025. The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

HOW DO I attend the Meeting if my shares are held in a brokerage account?

If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in “street name”), you must register in advance to access your individual control number in order to attend the meeting virtually online via live webcast. To register and receive your individual control number to attend the meeting online, you must email proof of your proxy power (“Legal Proxy” provided by your intermediary) from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund, on the record date, and authorizing you to vote along with your name and email address to msfs-meetinginfo@morrowsodali.com (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). The email must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than January 13, 2025 at 12:00 p.m., Eastern time. You will receive a confirmation of your registration and your individual control number by email after the Proxy Solicitor receives your registration information.

BNY MELLON TAX MANAGED GROWTH FUND

__________________________

Notice of Special Meeting of Shareholders
___________________________

To the Shareholders:

A Special Meeting of Shareholders (the “Meeting”) of BNY Mellon Tax Managed Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc. (the “Fund Company”), will be held over the Internet in a virtual meeting format only on Wednesday, January 15, 2025, at 10:00 a.m. Eastern time, for the following purpose:

To approve an Agreement and Plan of Reorganization for the Fund providing for the reorganization of the Fund into BNY Mellon Concentrated Growth ETF (the “Acquiring ETF”) .

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person, but you may participate over the Internet as described below. However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.

Shareholders of record as of the close of business on October 18, 2024 will be entitled to receive notice of the Meeting and to vote on the proposal. As described in more detail in the Prospectus/Proxy Statement, if the Reorganization is approved, in exchange for their Fund shares, Fund shareholders will receive Acquiring ETF shares (and cash in lieu of fractional shares, if any), cash, or Wealth shares of Dreyfus Government Cash Management, a government money market fund advised by BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), the Fund’s current investment adviser, and sub-advised by Dreyfus, a division of Mellon Investments Corporation, an affiliate of BNYM Adviser. If you hold your Fund shares through an account that is not permitted to hold Acquiring ETF shares, including through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of exchange-traded funds on its platform, please see additional information included in the Prospectus/Proxy Statement.

To participate in the Meeting, you must request the Meeting credentials by emailing msfs-meetinginfo@morrowsodali.com. Please include your full name and address, your control number found on your enclosed proxy card, your intent to attend the virtual Meeting and "BNY Mellon Tax Managed Growth Fund" in the subject line. The Meeting will begin promptly at 10:00 a.m., Eastern time, on Wednesday, January 15, 2025. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to msfs-meetinginfo@morrowsodali.com. You may also forward proof of ownership from your intermediary to msfs-meetinginfo@morrowsodali.com. Requests for registration should be received no later than 12:00 p.m., Eastern time, on Monday, January 13, 2025. You will receive a confirmation email from msfs-meetinginfo@morrowsodali.com of your registration and control number that will allow you to vote over the Internet during the Meeting.

If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Morrow Sodali Fund Solutions, LLC, at 1-888-481-3817.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp. We encourage you to check the website prior to the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Directors
Sarah Kelleher Vice President and Secretary

New York, New York
November 4, 2024

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED OR POSTPONED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

BNY MELLON TAX MANAGED GROWTH FUND

(a series of BNY Mellon Investment Funds IV, Inc.)

With and Into

BNY MELLON CONCENTRATED GROWTH ETF

(a series of BNY Mellon ETF Trust II)

_______________________________________

PROSPECTUS/PROXY STATEMENT

NOVEMBER 4, 2024

_______________________________________

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 15, 2025

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of BNY Mellon Investment Funds IV, Inc. (the “Fund Company”), a Maryland corporation, on behalf of BNY Mellon Tax Managed Growth Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held over the Internet in a virtual meeting format only on Wednesday, January 15, 2025 at 10:00 a.m. Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Shareholders of record at the close of business on October 18, 2024 are entitled to receive notice of the Meeting and to vote on the proposal. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders will not be able to attend the Meeting in person but may participate over the Internet as described in the Notice of Special Meeting of Shareholders. It is proposed that the Fund transfer its assets to BNY Mellon Concentrated Growth ETF (the “Acquiring ETF”), in exchange for whole shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities, as more fully described in this Prospectus/Proxy Statement (the “Reorganization”).

If the Reorganization is approved and consummated for the Fund, you will no longer be a shareholder of the Fund. If you hold your Fund shares through an account that may hold Acquiring ETF shares (a “Qualifying Account”), such as accounts with an affiliated broker-dealer of BNY Mellon ETF Investment Adviser, LLC (“BNYM ETF Adviser”) or an unaffiliated broker-dealer, you will become a shareholder of the Acquiring ETF. Each shareholder of the Fund that holds his or her shares through a Qualifying Account at the time of the Reorganization will receive shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Fund immediately before the Reorganization. In addition, approximately one to two business days before the Reorganization, shareholders holding shares through a Qualifying Account will receive cash equal to the net asset value of any fractional shares of the Fund held by the shareholder at such time.

Each shareholder of the Fund that holds his or her Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”) will not become a shareholder of the Acquiring ETF. Instead, each such shareholder will receive cash or Wealth shares of Dreyfus Government Cash Management as follows:

•	If you hold Fund shares in an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., approximately two to three weeks before the Reorganization you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.
•	If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will receive cash in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.
•	If you hold Fund shares through a BNY Mellon-sponsored retirement account directly with the Fund at its transfer agent, approximately two to three weeks before the Reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time. Dreyfus Government Cash Management is a government money market fund advised by BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), the Fund’s current investment adviser, and sub-advised by Dreyfus, a division of Mellon Investments Corporation, an affiliate of BNYM Adviser.

•	If you hold Fund shares through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. If such shares are not redeemed or transferred prior to the Reorganization, you will receive cash equal to the net asset value of your Fund shares immediately before the Reorganization.

More detail is provided later in the Prospectus/Proxy Statement with respect to the types of accounts that cannot hold Acquiring ETF shares and what will happen if you own your investment in the Fund through such accounts. See “Summary—Proposed Transaction.” If you currently hold your Fund shares through an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., management will attempt to contact you with options, including the opportunity to establish a Qualifying Account with a BNYM ETF Adviser affiliate. Qualifying Accounts are offered by BNY Mellon Brokerage Services, an affiliate of BNYM Adviser and BNY ETF Adviser. To open a brokerage account with BNY Mellon Brokerage Services, please call 1-800-843-5466 or visit

https://bnymellonbrokerageaccount.netxinvestor.com/nxi/welcome.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring ETF that Fund shareholders should know before voting on the proposal or investing in the Acquiring ETF. The Acquiring ETF and the Fund have their principal executive offices at 240 Greenwich Street, New York, New York 10286. The phone number for the Acquiring ETF is 1-833-ETF-BNYM and for the Fund is 1-800-373-9387.

A Statement of Additional Information (“SAI”) dated November 4, 2024, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) on November 1, 2024 (File No. 333-282141) and is incorporated by reference in its entirety. The Commission maintains a website www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring ETF and the Fund. A copy of the SAI is available without charge by calling 1-833-ETF-BNYM, or writing to the Acquiring ETF at its offices at 240 Greenwich Street, New York, New York 10286.

Shares of the Acquiring ETF and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring ETF, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring ETF’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring ETF and the Fund are open-end management investment companies. The Fund is a series of the Fund Company and is a mutual fund. The Acquiring ETF is a newly created series of BNY Mellon ETF Trust II (the “ETF Trust II”) and is an exchange-traded fund (“ETF”). The Fund is advised by BNYM Adviser. The Acquiring ETF will be advised by BNYM ETF Adviser, an affiliate of BNYM Adviser. Fayez, Sarofim & Co., LLC (“Sarofim & Co.”) serves as sub-adviser to the Fund and will serve as sub-adviser to the Acquiring ETF. A comparison of the Acquiring ETF and the Fund is set forth in this Prospectus/Proxy Statement.

For more information regarding the Acquiring ETF, see the Acquiring ETF’s Prospectus, dated October 21, 2024, which accompanies this Prospectus/Proxy Statement, and Statement of Additional Information, dated October 21, 2024. The Acquiring ETF’s Prospectus and Statement of Additional Information, filed with the Commission (File No. 333-280471), are incorporated into this Prospectus/Proxy Statement by reference.

For more information regarding the Fund, see the Fund’s Prospectus, dated March 1, 2024, and Statement of Additional Information, dated December 29, 2023, as revised or amended September 30, 2024, filed with the Commission (File No. 33-16388), which are incorporated into this Prospectus/Proxy Statement by reference. The Fund’s Annual Report (including its audited financial statements) for its fiscal year ended October 31, 2023, and the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2024 (File No. 811-05202), also are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most recent Prospectus, Annual Report for the fiscal year ended October 31, 2023, or Semi-Annual Report for the fiscal period ended April 30, 2024, please call your financial adviser, or call 1-800-645-6561, visit www.im.bnymellon.com or write to the Fund at BNY Mellon Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.

Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of all classes of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” the Reorganization. If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by mailing a duly executed proxy card bearing a later date, by calling the toll-free telephone number listed under “To vote by Telephone” on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website. To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.

As of August 31, 2024, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares
2,613,004.931	82,111.033	731,755.629

Proxy materials will be mailed to shareholders of record on or about November 12, 2024. To reduce expenses, only one copy of the proxy materials will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

Important Notice Regarding Internet
Availability of PROSPECTUS/Proxy Materials

The Letter to Shareholders, Notice of Special Meeting of Shareholders, and Prospectus/Proxy Statement and Form of Proxy Card are available at:

HTTPS://IM.BNYMELLON.COM/US/EN/INDIVIDUAL/RESOURCES/PROXY-MATERIALS.JSP.

TABLE OF CONTENTS

Summary	6
Fund Details	19
Reasons for the Reorganization	29
Information about the Reorganization	30
Additional Information about the Acquiring ETF and the Fund	34
Voting Information	35
Financial Statements and Experts	38
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	39
Exhibit A: Agreement and Plan of Reorganization	A-1
Exhibit B: Comparison of Fundamental Investment Restrictions of the Acquiring ETF and the Fund	B-1
Exhibit C: Information about Board Members of BNY Mellon ETF Trust II	C-1
Exhibit D: Supplemental Financial Information	D-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR

THE TRANSFER OF the FUND’S ASSETS TO THE ACQUIRING ETF

SUMMARY

Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring ETF’s Prospectus and Statement of Additional Information, the Fund’s Prospectus and Statement of Additional Information, and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Fund Company’s Board of Directors, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring ETF, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization, the Fund will assign, transfer and convey to the Acquiring ETF the assets of the Fund in exchange for whole shares of the Acquiring ETF and the assumption of the Fund’s liabilities. After the Reorganization, the Fund will cease operations and will be terminated as a series of the Fund Company. If the Reorganization is approved and consummated, you will no longer be a shareholder of the Fund.

If the Reorganization is approved by Fund shareholders, shareholders that hold Fund shares through a Qualifying Account, such as accounts with an affiliated broker-dealer of BNYM ETF Adviser or an unaffiliated broker-dealer, will receive Acquiring ETF shares with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Fund immediately before the Reorganization. In addition, approximately one to two business days before the Reorganization, shareholders holding shares through a Qualifying Account will receive cash equal to the net asset value of any fractional shares of the Fund held by the shareholder at such time.

Shareholders that hold Fund shares through a Non-Qualifying Account will receive cash or Wealth shares of Dreyfus Government Cash Management. Please see additional information below with respect to non-accommodating retirement accounts. More detail is provided below with respect to the types of accounts that cannot hold Acquiring ETF shares and what will happen if you own your investment in the Fund through such accounts.

•	Non-Accommodating Brokerage Accounts: If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the reorganization.

•	Non-Accommodating Retirement Accounts: If you hold Fund shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. If such shares are not redeemed or transferred prior to the Reorganization, you will receive cash equal to the net asset value of your Fund shares immediately before the Reorganization.

•	Fund Direct Accounts: If you hold Fund shares in an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., you should transfer your Fund shares to a brokerage account that can accept the Acquiring ETF shares. If such a change is not made, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, approximately two to three weeks before the Reorganization, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.

•	Fund Direct BNY Mellon-Sponsored Retirement Accounts: If you hold Fund shares through a BNY Mellon-sponsored retirement account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., and do not take action to transfer the investment in the Fund to a different investment option or to a Qualifying Account, approximately two to three weeks before the Reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time. To request a copy of the Dreyfus Government Cash Management prospectus, please call 1-800-373-9387.

If you transfer ownership to a Qualifying Account prior to the redemption date noted above, you will receive Acquiring ETF shares in the Reorganization. If you hold your Fund shares through a Non-Qualifying Account as of the redemption date, you will not become a shareholder of the Acquiring ETF. If you currently hold your Fund shares through an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., management will attempt to contact you with options, including the opportunity to establish a Qualifying Account with a BNYM ETF Adviser affiliate. Qualifying Accounts are offered by BNY Mellon Brokerage Services, an affiliate of BNYM Adviser and BNY ETF Adviser. To open a brokerage account with BNY Mellon Brokerage Services, please call 1-800-843-5466 or visit

https://bnymellonbrokerageaccount.netxinvestor.com/nxi/welcome.

If the Reorganization is approved by the Fund’s shareholders, Class A and Class C shares of the Fund will be converted into Class I shares (without a contingent deferred sales charge (“CDSC”) or other charge). The share class conversion is expected to occur approximately two weeks before the Reorganization. The Fund will then effect a share split to approximate the net asset value per share of the Acquiring ETF, in an effort to reduce the number of fractional shares. After such share split, any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The share split and redemption of fractional shares are expected to occur approximately one to two business days before the Reorganization.

No sales charge, redemption fee or CDSC will be imposed at the time of the Reorganization. The Acquiring ETF is not subject to sales charges, redemption fees or CDSCs. The Fund discontinued the imposition of applicable sales charges and CDSCs on October 18, 2024. The Fund is not subject to redemption fees.

The Fund Company’s Board of Directors has unanimously concluded that the Reorganization is advisable and in the best interests of the Fund and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization with respect to the Fund. See “Reasons for the Reorganization.”

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes (except with respect to shares that are redeemed, in whole or in part, in connection with the Reorganization). The receipt of Wealth shares of Dreyfus Government Cash Management by Fund Direct BNY Mellon-sponsored retirement account shareholders is generally not expected to result in current recognition of gain or loss for federal or state income tax purposes to such account’s owner. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. Redemptions of fractional shares and redemptions through Non-Qualifying Accounts other than retirement accounts will generally result in the recognition of a capital gain or loss for federal and state income tax purposes with the possibility that a portion of the redemption proceeds will be treated as a return of capital to shareholders. You should consult your tax advisors.

As a condition to the closing of the Reorganization, the Fund and the Acquiring ETF will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders or the Acquiring ETF as a direct result of the Reorganization. Shareholders may be required to recognize gain or loss if their shares are redeemed, in whole or in part, in connection with the Reorganization. By reason of the Reorganization, the Acquiring ETF will succeed to and take into account the Fund’s capital loss carryforwards, if any. The Reorganization is not expected to result in limitations on the Acquiring ETF’s ability to use the Fund’s capital loss carryforwards. The ability of the Acquiring ETF to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. As of October 31, 2023 (fiscal year end), and more currently, as of June 30, 2024, the Fund did not have any capital loss carryforwards. See “Information about the Reorganization—Federal Income Tax Consequences,” “—Capital Loss Carryforwards” and “—Sale of Portfolio Securities.”

Comparison of the Acquiring ETF and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring ETF’s Prospectus and the Fund’s Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Investment Objectives and Principal Investment Strategies

The Fund and the Acquiring ETF have a similar investment objective and investment management strategies.

Investment Objectives. The Fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. The Acquiring ETF’s investment objective is to seek long-term capital appreciation. While not included in the Acquiring ETF’s investment objective, BNYM ETF Adviser and Sarofim & Co. believe the Acquiring ETF’s investment strategy and the potential for greater tax efficiency offered by the ETF structure are consistent with a goal of minimizing realized capital gains tax liabilities. Each fund’s investment objective may be changed by the respective fund’s board. Each fund will provide shareholders 60 days’ prior notice of a change in its objective.

Investment Strategies. As described in further detail below, each fund seeks to achieve its goal by investing primarily in stocks of companies with market capitalizations of $5 billion or more. The Acquiring ETF has a policy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in “growth” companies. While the Fund does not have a corresponding policy, Sarofim & Co. uses a similar approach when choosing stocks for each fund and, therefore, expects the types of companies in which each fund invests to be consistent. Unlike the Fund, the Acquiring ETF is non-diversified, which means the Acquiring ETF may invest a relatively high percentage of its assets in a limited number of issuers. As of June 30, 2024, the Fund’s portfolio consisted of stocks of 46 companies. While the Acquiring ETF’s portfolio will initially be the same as the Fund’s portfolio at the time of the Reorganization, the Acquiring ETF’s portfolio will typically consist of 25-35 stocks (see “INFORMATION ABOUT THE REORGANIZATION – Sale of Portfolio Securities” below for further information regarding the portfolio transitioning to the Acquiring ETF’s investment strategies, including the tax consequences of the portfolio transitioning).

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities. The Fund focuses on “blue chip” companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies. Blue chip, multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world. These companies often have a long record of profit growth and dividend payment and a reputation for quality management, products and services. They may be subject to certain of the risks involved in investing in foreign securities. In choosing stocks, the Fund’s sub-adviser, Sarofim & Co., first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund’s sub-adviser then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The Fund’s sub-adviser also is alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects. As a supplement to its primarily qualitative approach to risk, the Fund’s sub-adviser utilizes attribution software and equity risk factor models to conduct scenario analysis to enhance its understanding and management of the risk profile of the Fund’s portfolio. The Fund’s sub-adviser attempts to enhance the Fund’s after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the Fund’s sub-adviser employs a “buy-and hold” investment strategy for the Fund, which generally has resulted in an annual portfolio turnover rate of below 15%. The Fund also may invest in U.S. dollar-denominated American Depositary Receipts (ADRs). The Fund typically sells a stock when the Fund’s sub-adviser believes there is a significant adverse change in the company’s business fundamentals that may lead to a sustained impairment in earnings power.

To pursue its goal, the Acquiring ETF normally invests substantially all of its assets in stocks of large-capitalization companies. “Large capitalization” companies are those that, at the time of purchase, have market capitalizations of $5 billion or more. The Acquiring ETF normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies considered by the Acquiring ETF's sub-adviser, Sarofim & Co., to be “growth” companies. The Acquiring ETF’s sub-adviser considers "growth" companies to be companies whose revenue the Acquiring ETF’s sub-adviser believes is likely to grow faster than U.S. economic growth, as measured by gross domestic product, and that have the potential for growth in long-term earnings and/or cash flow per share. In choosing stocks, the Acquiring ETF's sub-adviser first identifies sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the Acquiring ETF’s sub-adviser then invests in growth companies within these sectors that it believes have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets and/or an expanding global presence. The Acquiring ETF’s sub-adviser also seeks to identify companies which it considers undervalued in terms of current earnings, assets, or growth prospects. The sub-adviser routinely evaluates the Acquiring ETF’s portfolio for changing qualitative risks, which may include, but is not limited to, shifting company competitive status, turnover in company management, and adverse industry developments. As a supplement to its primarily qualitative approach to risk, the Acquiring ETF’s sub-adviser utilizes software designed to quantify the contribution of various investment factors to overall performance and equity risk factor models to conduct scenario analysis to enhance its understanding and management of the risk profile of the Acquiring ETF's portfolio. The Acquiring ETF's portfolio typically will consist of 25-35 companies. The Acquiring ETF invests principally in common stocks. The Acquiring ETF’s investment strategy is expected to result in a low annual portfolio turnover rate. The Acquiring ETF may invest up to 10% of its net assets in direct investments in foreign securities (i.e., issued by companies organized under the laws of countries other than the U.S.). In addition to direct investments in foreign securities, the Acquiring ETF also may invest in U.S. dollar-denominated ADRs. The Acquiring ETF may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in one or more sectors. As of the date of this Prospectus/Proxy Statement, the Acquiring ETF expects to invest a significant portion of its assets in securities of companies in the financials and technology sectors. The Acquiring ETF typically sells a stock when the Acquiring ETF’s sub-adviser believes there is a significant adverse change in the company's business fundamentals (e.g., an increase in market competition, a decrease in the company’s market share, and/or a decrease in customer demand for the company’s product) that may lead to a sustained impairment in earnings power. The Acquiring ETF is non-diversified, which means that the Acquiring ETF may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Investment Risks. An investment in the Acquiring ETF, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring ETF, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

Because the Acquiring ETF and Fund have similar investment objectives and investment strategies, the principal risks associated with an investment in the Acquiring ETF and the Fund are similar. However, due to certain differences in strategies and structure, the Acquiring ETF is subject to certain unique risks. For example, (i) due to its structure as an ETF, the Acquiring ETF is subject to limited number of authorized participants, market makers and liquidity providers risk, a fluctuation of net asset value, share premiums and discounts risk and a trading issues risk; and (ii) as a non-diversified fund, the Acquiring ETF is subject to non-diversification risk. In addition, the Acquiring ETF may have certain other principal risk factors that are noted in the discussions below. Such risks may apply to the Fund, but were not disclosed as principal risks of the Fund. A discussion of the principal risks associated with the Acquiring ETF and the Fund, as applicable, is included below.

•	Risks of stock investing. (Fund and Acquiring ETF) Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer. In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.
•	Growth stock risk. (Acquiring ETF) The fund invests in stocks of companies the sub-adviser believes are growth companies (growth stocks). The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
•	Large-cap stock risk. (Acquiring ETF) By focusing on large capitalization, high quality stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

•	Blue chip risk. (Fund) By focusing on large capitalization, high quality stocks, the fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.
•	Financials sector risk. (Acquiring ETF) Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operation. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
•	Technology sector risk. (Acquiring ETF) The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.
•	Market risk. (Fund and Acquiring ETF) The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments,

and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain countries, companies, industries or, sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

•	Foreign investment risk. (Fund and Acquiring ETF) To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.
•	ADR risk. (Fund and Acquiring ETF) ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.
•	Management risk. (Fund and Acquiring ETF) The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause an investment in the fund to lose value or may cause the fund to underperform other funds with similar investment goals.
•	Authorized participants, market makers and liquidity providers risk. (Acquiring ETF) The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•	Fluctuation of net asset value, share premiums and discounts risk. (Acquiring ETF) The net asset value of fund shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund's net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying portfolio trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund's net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.
•	Trading issues risk. (Acquiring ETF) Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.
•	Non-diversification risk. (Acquiring ETF) The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Dividends and Other Distributions. Each fund anticipates paying its shareholders any dividends quarterly and any capital gain distributions annually. Each fund anticipates that dividends paid by the fund generally will be taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Purchase, Redemption and Exchange Procedures. The Fund operates as a mutual fund and the Acquiring ETF operates as an ETF. As a result, the purchase, redemption and exchange procedures of the Fund and the Acquiring ETF differ.

Shares of the Fund may be purchased, redeemed or exchanged each day the New York Stock Exchange is open, at the Fund's net asset value determined after receipt of a request in good order. In general, for each share class, the Fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. Redemption proceeds of the Fund are remitted by check, wire, or electronic transfer (ACH) after receipt of a request in good order. Shareholders of the Fund may exchange their Fund shares generally for shares of the same class, or another class in which shareholder is eligible to invest, of another fund in the BNY Mellon Family of Funds.

Unlike the Fund, shares of the Acquiring ETF are not purchased or redeemed at net asset value directly with the Acquiring ETF. The Acquiring ETF will issue (or redeem) shares at net asset value only to certain financial institutions (APs) that have entered into agreements with the Acquiring ETF’s distributor in large, aggregated blocks known as “Creation Units.” A Creation Unit of the Acquiring ETF consists of a specified number of shares as stated in the Acquiring ETF’s Prospectus. Creation Units are generally issued (or redeemed) in-kind for securities (and an amount of cash) that the Acquiring ETF specifies each day at the net asset value next determined after receipt of an order.

Acquiring ETF shares may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Acquiring ETF shares trade at market prices rather than at net asset value, Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the Acquiring ETF’s net asset value. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring ETF (bid) and the lowest price a seller is willing to accept for shares of the Acquiring ETF (ask) (the “bid-ask spread”). When available, recent information regarding the Acquiring ETF’s net asset value, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

The Acquiring ETF does not provide for the exchange of shares.

Distribution and Service Fees. The Fund pays BNY Mellon Securities Corporation (“BNYMSC” or the “Distributor”), the Fund’s distributor, up to 0.25% of the value of the Fund’s average daily net assets attributable to Class A shares pursuant to a Rule 12b-1 distribution and service plan to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Fund also pays the Distributor 0.75% of the value of the Fund’s average daily net assets attributable to Class C shares pursuant to a Rule 12b-1 distribution plan for distributing Class C shares. The Fund pays the Distributor 0.25% of the value of the Fund’s average daily net assets attributable to Class C shares pursuant to a Rule 12b-1 service plan for the provision of certain services to the holders of Class C shares. The Distributor may compensate financial intermediaries in respect of distribution-related services and/or shareholder services to the clients of financial intermediaries that hold the Class A or Class C shares of the Fund. The Fund's Rule 12b-1 fees are being waived, effective since November 1, 2024.

The ETF Trust II has adopted a Rule 12b-1 plan under the 1940 Act for the Acquiring ETF with an annual fee of up to 0.25% of average daily net assets. No payments pursuant to the 12b-1 Plan will be made through at least the first twelve (12) months of operation of the Acquiring ETF. Management will obtain the approval of the ETF Trust II Board before implementing the Rule 12b-1 plan for the Acquiring ETF.

Sales Charges. Class A shares of the Fund are subject to a maximum front-end sales load of 5.75%. Class C shares of the Fund are not subject to a front-end sales load, but are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class I shares of the Fund and shares of the Acquiring ETF are not subject to any sales charges. The Fund discontinued the imposition of applicable sales charges and CDSCs on October 18, 2024. No sales charge or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring ETF currently are not subject to any exchange or redemption fees.

Fees and Expenses.

The tables below describe the fees and expenses that you pay if you buy and hold shares of the Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Acquiring ETF after giving effect to the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or example below. Expenses for the Fund are based on operating expenses of the Fund as of June 30, 2024. Expenses for the Acquiring ETF are pro forma operating expenses of the Acquiring ETF based on estimated expenses for the Acquiring ETF for its first fiscal year, assuming the Reorganization had occurred prior to the start of the period. Total annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund – Class A	Fund – Class C	Fund – Class I	Acquiring ETF (pro forma)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a % of lower of purchase or sale price)	None*	1.00%	None	None

Management fee	0.95%	0.95%	0.95%	0.50%
Distribution (12b-1) fee	0.25%	1.00%	N/A	None
Other expenses	0.01%	0.01%	0.01%	0.00%
Total annual fund operating expenses	1.21%	1.96%	0.96%	0.50%
Fee waiver and/or expense reimbursement	(0.11)%[1]	(0.11)%[1]	(0.11)%[1]	N/A
Net annual fund operating expenses	1.10%	1.85%	0.85%	0.50%
*	Class A shares of the Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

1	BNYM Adviser has agreed in its investment management agreement with the Fund to: (1) pay all of the Fund’s direct expenses, except management fees, Rule 12b-1 fees, interest, taxes, brokerage commissions, fees and expenses of the non-interested board members and their counsel, and extraordinary expenses, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of .01% for the past fiscal year). These provisions in the investment management agreement may not be amended without the approval of the Fund’s shareholders. In addition, BNYM Adviser has contractually agreed to waive a portion of the Fund’s management fee in the amount of 0.10% of the Fund’s average daily net assets until March 1, 2025. On or after March 1, 2025, BNYM Adviser may terminate this waiver agreement at any time.

The Fund and Acquiring ETF pay BNYM Adviser and BNYM ETF Adviser, respectively, a management fee.

The Fund has agreed to pay BNYM Adviser a separate management fee at the annual rate of 0.95% of the value of the Fund’s average daily net assets. BNYM Adviser has contractually agreed to waive a portion of the Fund’s management fee in the amount of 0.10% of the Fund’s average daily net assets until March 1, 2025. On or after March 1, 2025, BNYM Adviser may terminate this waiver agreement at any time. Total expenses of Fund shares may increase after the termination of this expense limitation agreement. The Fund’s payment to BNYM Adviser is a “unitary” fee and BNYM Adviser pays all of the Fund’s direct expenses, except management fees, Rule 12b-1 fees, interest, taxes, brokerage commissions, fees and expenses of the non-interested board members and their counsel, and extraordinary expenses. Further, BNYM Adviser has agreed to reduce its fees pursuant to the investment management agreement in an amount equal to the Fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel.

The Acquiring ETF has agreed to pay BNYM ETF Adviser a separate management fee at the annual rate of 0.50% of the value of the Acquiring ETF’s average daily net assets. The Acquiring ETF’s payment to BNYM ETF Adviser is also a “unitary” fee and BNYM ETF Adviser pays substantially all of the Acquiring ETF’s expenses (everything except for the Acquiring ETF’s management fee, payments under the Acquiring ETF’s Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the Acquiring ETF’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Acquiring ETF’s business).

Because the Acquiring ETF’s management fee is lower than the Fund’s management fee and each fund will only have “other” expenses in limited circumstances, the Acquiring ETF is expected to have a lower total annual expense ratio than the Fund.

Examples

The Examples below are intended to help you compare the cost of investing in the Fund and the Acquiring ETF. The Examples assume that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the respective fund’s operating expenses, which are as of June 30, 2024, remain the same. The Examples with respect to the Fund also reflect applicable class sales charges, if any, which will not be imposed at the time of the Reorganization.

The Examples for the Fund are based on the operating expenses of the Fund as of June 30, 2024. The Examples for the Acquiring ETF are based on estimated expenses for the Acquiring ETF for its first fiscal year, assuming the Reorganization had occurred prior to the start of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund			Acquiring ETF
	Class A Shares	Class C Shares	Class I Shares	Pro Forma
1 Year	$690	$298	$97	$51
3 Years	$934	$612	$303	$160
5 Years	$1,197	$1,052	$525	$280
10 Years	$1,946	$2,275	$1,166	$628

For Class C shares of the Fund, you would pay the following expenses if you did not redeem your shares at the end of the periods:

	Fund	Acquiring ETF
	Class C Shares	Pro Forma
1 Year	$198	$51
3 Years	$612	$160
5 Years	$1,052	$280
10 Years	$2,275	$628

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. With respect to the Acquiring ETF, authorized participants (“APs”), which are typically large financial institutions, will primarily purchase and redeem shares from the Acquiring ETF in-kind. In-kind purchases and redemptions will permit the Acquiring ETF to avoid the usual transaction costs of cash transactions. In addition, the Acquiring ETF does not expect to incur capital gains on the in-kind disposition of portfolio holdings. During the twelve-month period ended June 30, 2024, the Fund’s portfolio turnover rate was 14% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring ETF because the Acquiring ETF has not yet commenced investment operations.

Past Performance. The bar chart and table below illustrate the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund’s Class I shares from year to year. The table compares the average annual total returns of the Fund’s shares to those of a broad measure of market performance. If the Reorganization is approved, the Acquiring ETF will assume the performance history of the Fund. Shares of the Acquiring ETF are not subject to any sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring ETF or Fund will perform in the future. Performance for each share class of the Fund will vary due to differences in expenses. More recent performance information may be available at www.bnymellonim.com/us.

After-tax performance is shown only for Class I shares of the Fund. After-tax performance of the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fund

Year-by-Year Total Returns as of 12/31 each year (%)

Fund – Class I*

7.74%	-2.75%	6.28%	25.79%	-6.97%	35.30%	24.00%	27.24%	-18.22%	20.46%
‘14	‘15	‘16	‘17	‘18	‘19	‘20	‘21	‘22	‘23
*	The Fund previously presented bar chart information with respect to Class A shares. If the Reorganization is approved by the Fund’s shareholders, Class A and Class C shares of the Fund will be converted into Class I shares (without a CDSC or other charge). The share class conversion is expected to occur approximately two weeks before the Reorganization. As a result, bar chart information is presented with respect to the Fund’s Class I shares.

Best Quarter:	Q2, 2020	20.86%
Worst Quarter:	Q1, 2020	-16.08%

The year-to-date total return of the Fund’s Class I shares as of September 30, 2024 was 14.14%.

Average Annual Total Returns as of 12/31/23

Fund Share Class	1 Year	5 Years	10 Years
Class I returns before taxes	20.46%	16.03%	10.61%
Class I returns after taxes on distributions	18.41%	14.35%	9.07%
Class I returns after taxes on distributions and sale of fund shares	13.47%	12.73%	8.34%
Class A returns before taxes	13.23%	14.38%	9.68%
Class C returns before taxes	18.26%	14.88%	9.50%
S&P 500 Index reflects no deductions for fees, expenses or taxes	26.27%	15.68%	12.02%

Fund Details

Goal and Approach. The Fund and the Acquiring ETF have a similar investment objective and investment management strategies.

The Fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities. For example, when selling securities, the Fund generally will select those shares bought at the highest price to minimize capital gains. When this would produce short-term capital gains, however, the Fund may sell those highest-cost shares with a long-term holding period. The Fund’s investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Fund Company’s Board upon 60 days’ prior notice to shareholders.

The Fund focuses on “blue chip” companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies. Blue chip, multinational companies are large, established, globally managed companies that may be subject to certain of the risks involved in investing in foreign securities. Blue chip companies may be subject to certain of the risks involved in investing foreign securities. The Fund may invest up to 10% of its net assets in foreign securities (i.e., issued by companies organized under the laws of countries other than the U.S.).

In choosing stocks, the Fund’s sub-adviser first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund’s sub-adviser then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The Fund’s sub-adviser also is alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects. As a supplement to its primarily qualitative approach to risk, the Fund’s sub-adviser utilizes attribution software and equity risk factor models to conduct scenario analysis to enhance its understanding and management of the risk profile of the Fund’s portfolio.

The Fund’s sub-adviser attempts to enhance the Fund’s after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the sub-adviser employs a “buy-and hold” investment strategy for the Fund, which generally has resulted in an annual portfolio turnover rate of below 15%.

The Fund also may invest in U.S. dollar-denominated American Depositary Receipts (ADRs), which are considered common stock for purposes of the Fund’s policy with respect to the investment of at least 80% of its net assets. ADRs typically are issued by U.S. banks or trust companies and represent indirect ownership interests in securities of non-U.S. issuers that are publicly-traded in overseas markets. ADRs are traded in the United States on national securities exchanges and in the over-the-counter market, and may be converted into the underlying foreign securities. The Fund may purchase ADRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security.

The Acquiring ETF seeks long-term capital appreciation. To pursue its goal, the Acquiring ETF normally invests substantially all of its assets in stocks of large-capitalization companies. “Large capitalization” companies are those that, at the time of purchase, have market capitalizations of $5 billion or more. The Acquiring ETF normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies considered by the Acquiring ETF’s sub-adviser, to be “growth”

companies. The sub-adviser considers “growth” companies to be companies whose revenue the sub-adviser believes is likely to grow faster than the U.S. economic growth, as measured by gross domestic product, and that have the potential for growth in long-term earnings and/or cash flow per share. The Acquiring ETF’s investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the ETF Trust II’s board upon 60 days’ prior notice to shareholders.

In choosing stocks, the Acquiring ETF’s sub-adviser first identifies sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the Acquiring ETF’s sub-adviser then invests in growth companies within these sectors that it believes have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets and/or an expanding global presence. The Acquiring ETF’s sub-adviser also seeks to identify companies which it considers undervalued in terms of current earnings, assets, or growth prospects. The sub-adviser routinely evaluates the Acquiring ETF’s portfolio for changing qualitative risks, which may include, but is not limited to, shifting company competitive status, turnover in company management, and adverse industry developments.  As a supplement to its primarily qualitative approach to risk, the Acquiring ETF’s sub-adviser utilizes software designed to quantify the contribution of various investment factors to overall performance and equity risk factor models to conduct scenario analysis to enhance its understanding and management of the risk profile of the Acquiring ETF’s portfolio. The Acquiring ETF may invest up to 10% of its net assets in direct investments in foreign securities (i.e., issued by companies organized under the laws of countries other than the U.S.). In addition to direct investments in foreign securities, the Acquiring ETF also may invest in U.S. dollar-denominated ADRs.

Although not a principal investment strategy, the Fund and the Acquiring ETF may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Acquiring ETF’s total assets.

Under adverse market conditions, the Acquiring ETF may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in U.S. Treasury securities or money market instruments. When this allocation happens, the Acquiring ETF may not achieve its investment objective.

The Acquiring ETF is a “non-diversified” fund, which means that the proportion of the Acquiring ETF’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

Non-Principal Investment Risks. In addition to the principal risks described above, the Acquiring ETF and the Fund, as applicable, are subject to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring ETF or the Fund:

•	Cash transaction risk. (Acquiring ETF) To the extent the fund sells portfolio securities to meet some or all of a redemption request with cash, the fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the fund had transacted entirely in-kind. The fund imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund’s performance may be negatively impacted.
•	Costs of buying and selling shares risk. (Acquiring ETF) Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for fund shares (the “bid” price) and the price at which an investor is willing to sell fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

•	Securities lending risk. (Fund and Acquiring ETF) The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.
•	Temporary investment risk. (Fund and Acquiring ETF) Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund’s investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Investment Advisers and Sub-Adviser. The investment adviser for the Fund is BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286. As of June 30, 2024, BNYM Adviser managed approximately $336 billion in approximately 101 mutual fund portfolios. BNYM Adviser is the primary mutual fund business, and a wholly-owned subsidiary, of The Bank of New York Mellon Corporation (“BNY”). The investment adviser for the Acquiring ETF is BNYM ETF Adviser, located at 201 Washington Street, Boston, Massachusetts 02108. As of June 30, 2024, BNYM ETF Adviser managed approximately $6 billion in 13 ETF portfolios. BNYM ETF Adviser is the primary ETF business, and a wholly-owned subsidiary, of BNY. BNY is a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of June 30, 2024, BNY has $49.5 trillion in assets under custody and administration and $2.0 trillion in assets under management. BNY Mellon and BNY are the corporate brands of The Bank of New York Mellon Corporation. BNY Investments is one of the world’s leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY’s affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.im.bnymellon.com.

BNYM Adviser and BNYM ETF Adviser have engaged Sarofim & Co. to serve as sub-adviser to the Fund and the Acquiring ETF, respectively. As of June 30, 2024, Sarofim & Co. had assets under management of approximately $36.1 billion. BNYM Adviser and BNYM ETF Adviser pay Sarofim & Co. a sub-advisory fee out of the unitary fee received from the Fund and the Acquiring ETF, respectively.

A discussion regarding the basis for the Fund Company’s Board approving the Fund’s investment advisory agreement with BNYM Adviser is available in the Fund’s semi-annual report for the six-month period ended April 30, 2024. A discussion regarding the basis for the ETF Trust II’s Board approving the Acquiring ETF’s investment advisory agreement with BNYM ETF Adviser and the sub-investment advisory agreement between BNYM ETF Adviser and Sarofim & Co. will be available in the Acquiring ETF’s semi-annual report for the fiscal period ending April 30, 2025.

The Acquiring ETF may rely on an exemptive order and related no-action relief from the SEC to use a manager of managers approach that permits BNYM ETF Adviser, subject to certain conditions and approval by the ETF Trust II’s Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with BNYM ETF Adviser without obtaining shareholder approval. The exemptive order also relieves the Acquiring ETF from disclosing the sub-investment advisory fee paid by BNYM ETF Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. The Acquiring ETF is required to disclose (as a dollar amount and a percentage of the Acquiring ETF’s assets) (1) the aggregate fees paid to BNYM ETF Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. BNYM ETF Adviser has ultimate responsibility (subject to oversight by the ETF Trust II’s Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the ETF Trust II’s Board. The ETF Trust II’s Board, including a majority of the “non-interested” board members, must approve each new sub-adviser. In addition, the Acquiring ETF is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser. The Fund does not currently rely on a similar exemptive order.

Primary Portfolio Managers. The Fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Alan R. Christensen, CFA, Catherine Crain, CFA, Gentry Lee, CFA, Christopher Sarofim and Charles Sheedy, CFA. The team is supported by Sarofim & Co.’s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co.

The team members hold the following positions at Sarofim & Co.: Mr. Sarofim is Chairman, Mr. Christensen is the President and Head of Investment Risk, Mr. Lee is Chief Executive Officer and Chief Investment Officer, Mr. Sheedy is a Senior Vice President and Ms. Crain is a Vice President. Mr. Sarofim has been a portfolio manager of the Fund since its inception in September 1998. Ms. Crain and Mr. Sheedy have been portfolio managers of the Fund since October 2000. Mr. Lee has been a portfolio manager of the Fund since November 2010. Mr. Christensen has been a portfolio manager of the Fund since March 2020. The portfolio managers of the Fund will also serve as portfolio managers for the Acquiring ETF.

Board Members. The Fund Company and the ETF Trust II have different Board members. None of the Board members of the Fund Company or the ETF Trust II is an “interested person” (as defined in the 1940 Act) of the Fund or the Acquiring ETF (“Independent Board Members”). For a description of the ETF Trust II’s Board members, see Exhibit C.

Independent Registered Public Accounting Firm. KPMG LLP is the independent registered public accounting firm for the Fund. Ernst & Young LLP is the independent registered public accounting firm for the Acquiring ETF.

Other Service Providers. BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s and Acquiring ETF’s distributor (i.e., principal underwriter).

The Bank of New York Mellon (“BNY Mellon”), an affiliate of BNYM Adviser and BNYM ETF Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s and the

Acquiring ETF’s administrator and custodian. The Bank of New York Mellon also serves as the Acquiring ETF’s transfer agent. BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s transfer and dividend disbursing agent.

Capitalization. The Fund has classified and issued three classes of shares—Class A, Class C and Class I shares of common stock. All share classes of the Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices. If the Reorganization is approved by the Fund’s shareholders, Class A and Class C shares of the Fund will be converted into Class I shares (without a CDSC or other charge). The share class conversion is expected to occur approximately two weeks before the Reorganization. The Fund will then effect a share split to approximate the net asset value per share of the Acquiring ETF, in an effort to reduce the number of fractional shares. After such share split, any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The share split and redemption of fractional shares are expected to occur approximately one to two business days before the Reorganization. The Acquiring ETF offers one class of shares of beneficial interest without a separate share class designation. Each share of the Fund and Acquiring ETF has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

The following tables set forth, as of August 31, 2024, (1) the capitalization of each class of the Fund and (2) the pro forma capitalization of the Acquiring ETF’s shares, as adjusted showing the effect of the Reorganization had it occurred on such date. As of August 31, 2024, the Fund’s total net assets (attributable to Class A, Class C and Class I shares) were $145,937,475. The pro forma numbers reflect the conversion of Class A and Class C shares of the Fund into Class I shares of the Fund, expected to occur approximately two weeks before the Reorganization. The pro forma numbers do not reflect any cash to be paid in lieu of fractional shares, and cash and Wealth shares of Dreyfus Government Cash Management to be exchanged for Fund shares held through Non-Qualifying Accounts.

	Fund Class A	Adjustments	Acquiring ETF Pro Forma After Reorganization Shares Attributable to Fund Class A

Total net assets	$111,431,636	$(111,431,636)	N/A
Net asset value per share	$42.65	$(42.65)	N/A
Shares outstanding	2,613,005	(2,613,005)	N/A

	Fund Class C	Adjustments	Acquiring ETF Pro Forma After Reorganization Shares Attributable to Fund Class C

Total net assets	$3,114,834	$(3,114,834)	N/A
Net asset value per share	$37.93	$(37.93)	N/A
Shares outstanding	82,111	(82,111)	N/A

	Fund Class I	Adjustments	Acquiring ETF Pro Forma After Reorganization Shares Attributable to Fund Class I

Total net assets	$31,391,005	$114,546,470	$145,937,475
Net asset value per share	$42.90	N/A	$42.90
Shares outstanding	731,756	2,670,050	3,401,806

Purchase Procedures. The Fund operates as a mutual fund and the Acquiring ETF operates as an ETF. As a result, the purchase procedures for individual shares of the Fund and the Acquiring ETF differ.

The price for each class of shares of the Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Fund, an initial sales charge that may apply to the purchase. Shares of the Fund are priced at the Fund’s next net asset value calculated after an order is received in proper form by the Fund’s transfer agent or other authorized entity.

The Acquiring ETF’s shares are listed for secondary trading on the NYSE Arca, Inc. and individual fund shares may only be purchased in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If you buy Acquiring ETF shares in the secondary market, you will pay the secondary market price for Acquiring ETF shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The trading prices of Acquiring ETF shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Acquiring ETF’s net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Acquiring ETF shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Acquiring ETF shares.

See the Fund’s Prospectus and Statement of Additional Information for a more detailed discussion of the Fund’s purchase procedures.

Distribution and Service Plans. The Fund pays BNYMSC up to 0.25% of the value of the Fund’s average daily net assets attributable to Class A shares pursuant to a Rule 12b-1 distribution and service plan to compensate BNYMSC for shareholder servicing activities and BNYMSC for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares.  BNYMSC may compensate financial intermediaries in respect of distribution-related services with regard to the Fund and/or shareholder services to the clients of financial intermediaries that hold the Class A shares.

The Fund pays BNYMSC 0.25% of the value of the Fund’s average daily net assets attributable to Class C shares pursuant to a Rule 12b-1 service plan for the provision of certain services to the holders of Class C shares.  Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, and services related to the maintenance of shareholder accounts.  Pursuant to the service plan, BNYMSC may make payments to certain financial intermediaries in respect of these services. The Fund also pays BNYMSC 0.75% of the value of the Fund’s average daily net assets attributable to Class C shares pursuant to a Rule 12b-1 distribution plan for distributing Class C shares. BNYMSC may pay one or more financial intermediaries in respect of distribution-related services, and determines the amounts, if any, to be paid to financial intermediaries and the basis on which such payments are made.

Because the Fund’s Rule 12b-1 plan fees are paid out of the assets attributable to Class A and Class C shares of the Fund on an ongoing basis, over time they will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. There is no Rule 12b-1 plan fee for Class I shares of the Fund. The Fund's Rule 12b-1 fees are being waived, effective since November 1, 2024.

The Board of the ETF Trust II has adopted a Rule 12b-1 Plan for the Acquiring ETF. Under the Rule 12b-1 Plan, the Acquiring ETF is authorized to pay shareholder service and distribution fees in connection with the sale and distribution of its shares and/or servicing of accounts in an amount up to 0.25% of its average daily net assets each year. No payments pursuant to the 12b-1 Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the ETF Trust II’s Board prior to implementation. Because these fees would be paid out of the Acquiring ETF’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment in the Acquiring ETF and may cost you more over time.

See the relevant fund’s Prospectus and Statement of Additional Information for a more detailed discussion of the Fund’s Rule 12b-1 plans and the Acquiring ETF's Rule 12b-1 Plan.

Redemption Procedures. Similar to purchase procedures above, because the Fund operates as a mutual fund and the Acquiring ETF operates as an ETF, the redemption procedures for individual shares of the Fund and the Acquiring ETF differ.

An investor may sell (redeem) shares of the Fund at any time. The shares are sold at the Fund’s next net asset value calculated after an order is received in proper form by the Fund’s transfer agent or other authorized entity, less any applicable CDSC. Any certificates representing Fund shares being sold must be returned with a redemption request. If you request the Fund to transmit your redemption proceeds to you by check, the Fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the Fund has your bank account information on file, the Fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the Fund typically expects and may take up to seven days after your order is received in proper form by the Fund’s transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, the Fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the Fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., “redeem in-kind”), to the extent the composition of the Fund’s investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Adviser determines that a redemption in-kind (i) is more advantageous to the Fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the Fund and (iii) is in the best interests of the Fund; (2) to manage liquidity risk (i.e., the risk that the

Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund); (3) in stressed market conditions; or (4) subject to the approval of the Fund Company’s Board in other circumstances identified by BNYM Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent an investor’s pro rata portion of assets held by the Fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and the redeeming shareholder may incur transaction costs and taxable gain when selling the securities.

The Acquiring ETF’s shares are listed for secondary trading on the NYSE Arca, Inc. and individual fund shares may only be sold in the secondary market through a broker-dealer. If you sell Acquiring ETF shares in the secondary market, you will receive the secondary market price for Acquiring ETF shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The trading prices of Acquiring ETF shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Acquiring ETF’s net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Acquiring ETF shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Acquiring ETF shares.

See the relevant fund’s Prospectus and Statement of Additional Information for a more detailed discussion of the fund’s redemption procedures.

Distributions. The dividends and distributions policies of the Fund and the Acquiring ETF are identical. Each fund anticipates paying its shareholders any dividends quarterly and capital gain distributions annually. A fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring ETF is different. See the relevant fund’s Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Tax. The tax implications of an investment in the Fund and the Acquiring ETF are generally the same. However, the Acquiring ETF, as an ETF, may present certain tax efficiencies for investors over the Fund, a mutual fund. The Acquiring ETF intends to create and redeem Creation Units on an in-kind basis, thereby minimizing the Acquiring ETF’s recognition of gain with respect to any appreciated securities it redeems in-kind. Accordingly, investors in the Acquiring ETF typically are generally only subject to capital gains taxes on their investment in the Acquiring ETF in connection with the sale of their Acquiring ETF shares. In contrast, because the Fund generally does not distribute securities in-kind but instead sells portfolio securities, such sales can generate capital gains within the Fund that may be required to be distributed in a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the Fund. See the relevant fund’s Prospectus and Statement of Additional Information for a further discussion of the tax implications of investments in the funds.

Fiscal Years. The fiscal/tax year end of the Fund is October 31. The initial fiscal/tax year end for the Acquiring ETF will be October 31.

Shareholder Services. The Fund currently offers certain shareholder privileges to shareholders holding shares in individual accounts, such as the Fund Exchanges service, Auto-Exchange Privilege, Automatic Asset Builder®, Payroll Savings Plan, Government Direct Deposit, Dividend Sweep, Automatic Withdrawal Plan, Letter of Intent and Corporate Pension/Profit-Sharing and Retirement Plans. The

Acquiring ETF will not offer these privileges. However, the Qualified Account through which a shareholder will hold the Acquiring ETF shares may offer similar services and privileges.

Organizational and Governance Structure. The Fund is a series of the Fund Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Fund Company’s Articles of Incorporation, as amended (the “Fund Company Charter”), the Fund Company’s Amended and Restated By-Laws and the laws of the state of Maryland. The Acquiring ETF is a newly created series of the ETF Trust II, which is a Massachusetts business trust, and the rights of its shareholders are governed by the ETF Trust II’s Declaration of Trust (the “ETF Trust II Declaration of Trust”), the ETF Trust II’s By-Laws and the laws of the Commonwealth of Massachusetts.

Shareholder Voting Rights. Pursuant to the ETF Trust II Declaration of Trust, shareholders shall have the right to vote only (i) for the election or removal of trustees, and (ii) with respect to such additional matters relating to the ETF Trust II as may be required by law or as the trustees may consider and determine necessary or desirable. Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and each fractional share shall entitle the holder thereof to a proportionate fractional vote (the Acquiring ETF does not currently issue fractional shares).  There shall be no cumulative voting in the election of trustees or on any other matter submitted to a vote of the shareholders.

Pursuant to the Fund Company Charter and By-Laws, shareholders shall have the right to vote only (i) for the election and removal of directors, and (ii) with respect to such additional matters relating to the Fund Company as may be required by law, by the Fund Company Charter, the Fund Company’s Amended and Restated By-Laws or any registration of the Fund Company with the Commission or any state, or as the directors may consider desirable. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote (except that in the election of directors said vote may be cast for as many persons as there are directors to be elected), and each fractional share shall be entitled to a proportionate fractional vote. Except for election of directors, a majority of the votes cast at a meeting of shareholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may come before a meeting, unless more than a majority of votes cast is required by the Fund Company Charter. A plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a director. The Fund Company Charter and the Fund Company’s Amended and Restated By-Laws provide that one-third of the Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders’ meeting. Matters requiring a larger vote by law or under the organizational documents for the Acquiring ETF or the Fund are not affected by such quorum requirements.

Shareholder Meetings. The ETF Trust II and the Fund Company are not required to, and do not, have annual meetings. Meetings of the shareholders of the ETF Trust II or any one or more series or classes may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as herein provided or upon any other matter deemed by the trustees to be necessary or desirable.  A meeting of the shareholders shall be called by the secretary of the ETF Trust II whenever ordered by the trustees, or requested in writing by the holder or holders of at least 30% of the outstanding shares entitled to vote at such meeting. Meetings of the shareholders of the Fund Company may be called by the directors or the President of the Fund Company and shall be called by the Secretary of the Fund Company upon the duly authorized request of at least a majority of all the votes entitled to be cast at such meeting.

Shareholder Liability and Indemnification. The ETF Trust II Declaration of Trust disclaims shareholder liability for any debt, liability, or obligation, or expense incurred by, contracted for, or otherwise existing with respect to, the ETF Trust II or any series or class. With respect to the ETF Trust II, in case any shareholder or former shareholder of the ETF Trust II shall be held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the applicable series of ETF Trust II to be held harmless from and indemnified against all loss and expense arising from such liability. Under the Maryland Code, Fund shareholders have no personal liability as such for the Fund’s acts or obligations.

Liability and Indemnification of Board Members and Officers. Under the Maryland Code, the Fund Company Charter and the Fund Company’s Amended and Restated By-Laws, and subject to the 1940 Act, a director or officer of the Fund is not liable to the Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A director or officer is entitled to advances of expenses in the course of litigation if (i) such director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Fund Company Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under the ETF Trust II Declaration of Trust, no trustee or officer shall be liable to the ETF Trust II or any of its series for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. Further, ETF Trust II trustees and officers shall be indemnified by the ETF Trust II to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by the trustee or officer in connection with any claim, action, suit, or proceeding in which the trustee or officer becomes involved as a party or otherwise by virtue of being or having been a trustee or officer; however, no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is a very general summary of certain provisions of the documents governing the ETF Trust II and Fund Company. It is qualified in its entirety by reference to the respective governing documents.

REASONS FOR THE REORGANIZATION

At the Fund Company’s Board meeting held on August 8, 2024, BNYM Adviser recommended that the Fund Company’s Board approve the Reorganization. Management recommended the Reorganization because of operational and tax advantages that the Acquiring ETF, as an ETF, would provide compared to the Fund, a mutual fund, including lower expenses, less cash drag on performance, flexible trading of shares, potentially more efficient portfolio management and lower portfolio transaction costs, and tax efficiency. Other factors management considered in connection with recommending the Reorganization included that there would be little disruption for Fund shareholders, the tax-free nature of the Reorganization, and potentially more favorable sales prospects for the Acquiring ETF. Management also confirmed that it would be able to manage an investment strategy similar to that of the Fund’s investment strategy equally effectively in an ETF structure. The Fund Company’s Board received from BNYM Adviser written materials containing relevant information about the Acquiring ETF and the Reorganization.

The Fund Company’s Board, with the advice and assistance of fund counsel and counsel to the Independent Board Members, concluded that the Reorganization is advisable and in the best interests of the Fund and that the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. In reaching this conclusion, the Fund Company’s Board determined that reorganizing the Fund into the Acquiring ETF offers potential benefits to the Fund’s shareholders. These potential benefits include permitting the Fund’s shareholders to pursue a similar investment goal in an ETF that has a lower management fee and an estimated lower total annual expense ratio. In addition, Fund shareholders may benefit from certain potential advantages offered by ETFs, including greater tax efficiency, lower portfolio transaction costs, more efficient portfolio management, and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange.

In determining whether to recommend approval of the Reorganization, the Fund Company’s Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual Board members may have attributed different weights to various factors. These considerations included the following: (1) the comparability of the Fund’s and the Acquiring ETF’s investment objective, management policies, strategies and restrictions, noting that the Acquiring ETF has a similar investment objective, investment strategies, and risks as the Fund, other than certain principal risks inherent in operating as an ETF; (2) the investment management experience of BNYM ETF Adviser, Sarofim & Co., and the proposed portfolio managers of the Acquiring ETF, noting that Sarofim & Co. currently serves as the sub-adviser of the Fund and that the same portfolio managers currently serve as portfolio managers of the Fund; (3) information regarding the fees and expenses, including the management fees and total annual expense ratios, of the Fund and the Acquiring ETF, noting that the Acquiring ETF has a lower management fee and is estimated by management to have a lower total annual expense ratio than the Fund; (4) information regarding the potential benefits to Fund shareholders resulting from the Reorganization, including greater tax efficiency, the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, less cash drag on performance, and lower portfolio transaction costs (as well as permitting Fund shareholders to pursue similar investment goals in an ETF that has a lower management fee and an estimated lower total annual expense ratio than the Fund), noting that (a) investors in an ETF typically are only subject to capital gains taxes on their investment in the ETF after they sell their ETF shares, whereas, the sale of portfolio securities by a mutual fund can create capital gains within the mutual fund that generally would be a taxable distribution to all shareholders of the mutual fund, even if the shareholders may have an unrealized loss on the overall mutual fund investment, consequently, the potential tax efficiency of an active ETF over a mutual fund should be more appealing to current and potential investors, (b) the flexibility offered by secondary market liquidity for ETF shares will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day, (c) the Acquiring ETF’s portfolio managers will have more flexibility to keep the portfolio more fully invested than a typical mutual fund since ETFs are not required to redeem shares directly from retail shareholders and, as a result, portfolio managers generally do not have to maintain a certain level of cash in order to maintain liquidity for redemptions, and (d) the use of in-kind transactions allows for more efficient portfolio management for the Acquiring ETF and may help reduce portfolio transaction costs compared to those of the Fund; (5) the Fund’s historical performance record, noting that if the Reorganization is approved, the Acquiring ETF will assume the performance history of the Fund; (6) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, noting that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (7) that the proposed Reorganization will be submitted to the shareholders of the Fund for their approval; (8) that shareholders of the Fund who do not wish to become shareholders of the Acquiring ETF may sell or exchange their Fund shares before the Reorganization, without the imposition of a CDSC; (9) the potential alternatives for Fund shareholders holding their shares through Non-Qualifying Accounts, noting that Qualifying Accounts are offered by BNY Mellon Brokerage Services; (10) the tax consequences of the Reorganization, noting that the Reorganization will not be a taxable event (except with respect to shares that are redeemed, in whole or in part, and cash received in lieu of fractional shares, if any, in connection with the Reorganization) for federal income tax purposes based on an opinion of counsel; and (11) that BNYM Adviser or an affiliate of BNYM Adviser, and not the Fund, would incur the costs of the Reorganization, other than any portfolio transaction costs. In addition, the Fund Company’s Board noted that certain shareholder services and privileges available through the Fund would not be available through the Acquiring ETF; however, the Fund Company’s Board determined the benefits of the Reorganization outweighed the loss of the availability of these services and privileges through the Acquiring ETF.

For the reasons described above, the Fund Company’s Board, which is comprised entirely of Independent Board Members, unanimously determined that the reorganization of the Fund is advisable and in the best interests of the Fund and approved the Reorganization on behalf of the Fund.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring ETF will acquire the assets of the Fund in exchange for whole shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities on March 28, 2025, or such other date as may be agreed upon by the parties (the “Closing Date”). In exchange for their Fund shares, Fund shareholders will receive Acquiring ETF shares (and cash in lieu of fractional shares, if any), cash, or Wealth shares of Dreyfus Government Cash Management. As soon as conveniently practicable after the Closing Date, the Fund will liquidate.

The number of Acquiring ETF shares to be received by shareholders holding Fund shares through Qualifying Accounts will be determined by dividing the aggregate value of the Fund shares held in each Qualifying Account by the initial net asset value of one Acquiring ETF share, as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund will be valued in accordance with the valuation procedures of the Acquiring ETF, which are and shall be consistent with those of the Fund and are described in the Acquiring ETF’s Prospectus and Statement of Additional Information, or such other valuation procedures mutually agreed upon by the Fund and the Acquiring ETF.

Fractional Fund shares held in Qualifying Accounts and shares held in Non-Qualifying Accounts will be redeemed or exchanged prior to the Reorganization, as described in more detail below.

•	Approximately one to two business days before the Reorganization, shareholders holding Fund shares through Qualifying Accounts will receive cash equal to the net asset value of any fractional shares of the Fund held at that time.
•	Approximately two to three weeks before the Reorganization, Fund shares held through Fund Direct Accounts will be redeemed for cash equal to the aggregate value of such Fund shares at that time.
•	Immediately before the Reorganization, Fund shares held through Non-Accommodating Brokerage Accounts or Non-Accommodating Retirement Accounts will be redeemed for cash equal to the aggregate value of such Fund shares at that time.
•	Approximately two to three weeks before the Reorganization, Fund shares held in Fund Direct BNY Mellon-Sponsored Retirement Accounts will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate value of such Fund shares at that time.

On or before the Closing Date, the Fund, at the discretion of management, may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.

After the Reorganization, the Fund will cease operations and will be terminated as a series of the Fund Company. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring ETF shares distributed to accounts of Fund shareholders will be reflected on the books of the Acquiring ETF as uncertificated, book-entry shares. The Acquiring ETF will not issue share certificates in the Reorganization.

Under applicable legal and regulatory requirements, and pursuant to the Maryland Code, none of the Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Fund shareholder may redeem or exchange his or her Fund shares prior to the Reorganization without the imposition of any charges or fees. The Plan may be amended at any time prior to the Reorganization by the Fund Company’s Board or the ETF Trust II’s Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund Company, on behalf of the Fund, and the ETF Trust II, on behalf of the Acquiring ETF, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund Company, on behalf of the Fund, and the ETF Trust II, on behalf of the Acquiring ETF. An additional condition to the Reorganization that may not be waived is that the Fund and the Acquiring ETF receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring ETF as a result of the Reorganization (except with respect to shares that are redeemed, in whole or in part, in connection with the Reorganization). A copy of the opinion will be filed with the Commission and will be available for public inspection after the Closing Date of the Reorganization. The Plan may be terminated and abandoned by the Board of the Fund Company or the Board of the ETF Trust II at any time prior to the Closing Date

(and notwithstanding any vote of the Fund’s shareholders), if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Reorganization inadvisable.

BNYM Adviser or an affiliate of BNYM Adviser will pay the expenses relating to the Reorganization, whether or not the Reorganization is consummated. The total expenses of the Reorganization, including legal and accounting expenses, printing, postage, mailing, proxy solicitation and related out-of-pocket expenses, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $300,000. In addition to use of the mail, proxies may be solicited personally or by telephone, BNYM Adviser or an affiliate of BNYM Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund will retain Morrow Sodali Fund Solutions, LLC (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $22,500, plus any out-of-pocket expenses, and is included in the estimated total expenses of the Reorganization listed above. BNYM Adviser or an affiliate of BNYM Adviser will pay the solicitation expenses. The Fund and the Acquiring ETF will not bear any costs associated with the Reorganization. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by the Fund or Acquiring ETF to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Fund or the Acquiring ETF or on any of their respective shareholders. The Fund and the Acquiring ETF will bear their respective portfolio transaction costs, if any, including those associated with the Reorganization. See “—Sale of Portfolio Securities” below.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring ETF’s investment objective and policies, investment advisory and distribution arrangements, ability to rely on an exemptive order and related no-action relief to use a manager of managers approach, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Fund Company’s Board will consider other appropriate courses of action with respect to the Fund, including continuing to operate as the Fund currently does.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring ETF shares and the Acquiring ETF’s assumption of the Fund’s liabilities, and the Fund’s distribution of those shares (and cash in lieu of fractional shares, if any) is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring ETF will receive the opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring ETF, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the acquisition by the Acquiring ETF of all of the assets of the Fund, as provided for in the Plan, in exchange for the Acquiring ETF shares and the assumption by the Acquiring ETF of all of the liabilities of the Fund, followed by the distribution by the Fund to its shareholders of the Acquiring ETF shares (and cash in lieu of fractional shares, if any) in complete liquidation of the Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Fund and the Acquiring ETF each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring ETF in exchange solely for the Acquiring ETF shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (3) no gain or loss will be recognized by the Acquiring ETF upon the receipt by it of all of the assets of the Fund in exchange solely for the assumption of all of the liabilities of the Fund and issuance of the Acquiring ETF shares pursuant to Section 1032(a) of the Code; (4) no gain or loss will be recognized by the Fund upon the distribution of Acquiring ETF shares and cash in lieu of fractional shares, if any, to shareholders of the Fund holding Fund shares through Qualifying Accounts in complete liquidation (in pursuance of the Plan) of the Fund pursuant to Section 361(c)(1) of the Code; (5) the tax basis of the assets of the Fund received by the Acquiring ETF will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Fund on the transfer pursuant to Section 362(b) of the Code; (6) the holding periods of the assets of the Fund in the hands of the Acquiring ETF will include the periods during which such assets were held by the Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset; (7) no gain or loss will be recognized by the shareholders of the Fund upon the exchange of all of their Fund shares solely for Acquiring ETF shares (except with respect to cash, if any, received) pursuant to Section 354(a) of the Code; (8) the aggregate tax basis of Acquiring ETF shares received by a shareholder of the Fund (except for the distribution of cash in lieu of fractional shares) will be the same as the aggregate tax basis of such Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code; (9) the holding period of the Acquiring ETF shares received by a shareholder of the Fund will include the holding period of such Fund shares exchanged therefor, provided that the shareholder held such Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and (10) the Reorganization will not terminate the taxable year of the Fund; the part of the taxable year of the Fund before the Reorganization and the part of the taxable year of the Acquiring ETF after the Reorganization will constitute a single taxable year of the Acquiring ETF. Notwithstanding the aforementioned opinions, the opinion of Morgan, Lewis & Bockius LLP may state that no opinion is expressed with respect to shareholders whose shares are redeemed, in whole or in part, in connection with the Reorganization.

The Fund and the Acquiring ETF have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of October 31, 2023, the Fund’s most recent fiscal year end, and as of June 30, 2024, the Fund did not have any capital loss carryforwards.

Sale of Portfolio Securities. If the Reorganization is approved by Fund shareholders, BNYM Adviser and BNYM ETF Adviser currently estimate that certain of the Fund’s portfolio securities (currently estimated to be approximately $51.8 million or 36% of the Fund’s net assets) will be sold in connection with the transition to the Acquiring ETF’s investment strategies.  BNYM Adviser and BNYM ETF Adviser currently expect that a significant part of any portfolio transitioning would be done by the Acquiring ETF after the Reorganization through in-kind transactions with APs.  As a result of such in-kind portfolio transitioning, BNYM Adviser and BNYM ETF Adviser currently anticipate that the portfolio transaction costs and tax impact to the Acquiring ETF and its shareholders would be de minimis. While it is anticipated that portfolio transitioning will occur in-kind, there can be no assurance that this will be done. As a result, despite the best efforts of BNYM ETF Adviser, the Reorganization and subsequent portfolio transitioning could result in significant capital gains that would be borne by the Acquiring ETF and its shareholders.

The Fund also may buy and sell securities in the normal course of its operations, any transaction costs for which would be borne by the Fund. Any sales of portfolio securities by the Fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Interest of Certain Persons in the Reorganization. BNYM ETF Adviser may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring ETF and will receive investment advisory fees from the Acquiring ETF for its services as investment adviser. Sarofim & Co. may be deemed to have an interest in the Reorganization because it will become the sub-adviser to the Acquiring ETF and will receive fees for its services as sub-adviser (which will be paid by BNYM ETF Adviser).

Required Vote and Board’s Recommendation

The Fund Company’s Board has approved the Plan and the Reorganization with respect to the Fund and has determined that (1) participation in the Reorganization is advisable and in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the Plan and the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

THE FUND Company’s BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, unanimously RECOMMENDS THAT SHAREHOLDERS OF the FUND VOTE “FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING ETF AND THE FUND

Information about the Acquiring ETF is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring ETF’s Prospectus and Statement of Additional Information, forming a part of the ETF Trust II’s Registration Statement on Form N-1A (File No. 333-280471). The Acquiring ETF’s Prospectus and Statement of Additional Information, each dated October 21, 2024, are incorporated herein by reference to Pre-Effective Amendment No. 2 to the ETF Trust II’s Registration Statement on Form N-1A, filed on October 21, 2024.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus and Statement of Additional Information, forming a part of the Fund Company’s Registration Statement on Form N-1A (File No. 33-16388). The Fund’s Prospectus and SAI, each dated March 1, 2024, and each as amended or supplemented, is incorporated herein by reference to Post-Effective Amendment No. 203 to the Fund Company’s Registration Statement on Form N-1A, filed on February 27, 2024.

The Fund and the Acquiring ETF are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring ETF may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

Quorum, Proxies and Voting at the Meeting

A quorum is constituted for the Fund by the presence in person or by proxy of shareholders entitled to cast one-third of the votes at the Meeting. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies for the Fund with respect to the proposal. In determining whether to adjourn the Meeting with respect to the proposal for the Fund, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Meeting virtually or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

If you hold your shares directly (not through a broker-dealer or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted "FOR" the proposal. If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting. A broker-dealer that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect to the proposal. Ordinarily, for routine matters submitted for shareholder vote, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal. However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.

If you hold shares of the Fund through an intermediary (other than a broker-dealer) that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares. At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions. Any such voted shares will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In cases where proportionate voting is required or permitted, a small number of shareholders could determine how the intermediary votes its customers’ Fund shares, if such other shareholders fail to vote.

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a bank or other intermediary, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.

With respect to BNY Mellon-sponsored retirement accounts (each, a “BNYM Retirement Account”), the relevant Retirement Custodial Account Agreement governing the BNYM Retirement Account requires BNY Mellon, as the custodian of the BNYM Retirement Account, to vote Fund shares held in such BNYM Retirement Account in accordance with the BNYM Retirement Account shareholder’s instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the BNYM Retirement Account in the same proportions as the Fund shares for which voting instructions are received from other BNYM Retirement Account shareholders. Therefore, if a BNYM Retirement Account shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the BNYM Retirement Account shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNY Mellon BNYM Retirement Account shareholders.

With respect to Fund shares for which BNYM Adviser or its affiliates have voting authority, such shares will be voted in accordance with such firms’ proxy voting policies and procedures.

The affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act, and as described above, is required to approve the Plan and the Reorganization.

Methods of Solicitation

In addition to the use of the mail, proxies may be solicited personally or by telephone, and BNYM Adviser and its affiliates may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Proxy Solicitor has been retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.

Ownership of Shares. To the knowledge of the Fund, the following table shows the persons of record owning, as of August 31, 2024, 5% or more of the outstanding Class A, Class C and Class I shares, as applicable, of the Fund. There were no outstanding shares of the Acquiring ETF on the record date, as the Acquiring ETF had not yet commenced operations.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization*	After Reorganization**

Fund—Class A Shares
Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	14.45%	11.03%
Merrill Lynch, Pierce, Fenner & Smith Incorporated For The Sole Benefit Of its Customers Attn Fund Administration A/C 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	12.85%	9.81%
National Financial Services LLC For Exclusive Benefit Of its Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	10.10%	7.71%
Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	7.97%	6.09%
Charles Schwab & Company Inc 211 Main St San Francisco CA 94105	7.81%	5.96%
Fayez Sarofim & Co P.O. Box 52830 Houston TX 77052-2830	6.43%	4.91%
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of its Customers 1 New York Plz Fl 12 New York NY 10004-1901	6.16%	4.70%

Fund—Class C Shares
Wells Fargo Clearing Services 2801 Market St Saint Louis MO 63103-2523	45.99%	0.98%
Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1102	24.84%	0.53%

Fund—Class I Shares
Wells Fargo Clearing Services 2801 Market St Saint Louis MO 63103-2523	29.11%	6.26%

National Financial Services LLC For Exclusive Benefit Of its Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	17.39%	3.74%
Charles Schwab & Company Inc 211 Main St San Francisco CA 94105	15.32%	3.30%
Raymond James Omnibus For Mutual Funds 880 Carillon Pkwy Saint Petersburg FL 33716-1102	7.81%	1.68%
Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	6.96%	1.50%
LPL Financial 4707 Executive Dr San Diego CA 92121-3091	6.83%	1.47%

*	If the Reorganization is approved by the Fund’s shareholders, Class A and Class C shares of the Fund will be converted into Class I shares (without a contingent deferred sales charge or other charge). The share class conversion is expected to occur approximately two weeks before the Reorganization. The Fund will then effect a share split to approximate the net asset value per share of the Acquiring ETF, in an effort to reduce the number of fractional shares. After such share split, any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The share split and redemption of fractional shares are expected to occur approximately one to two business days before the Reorganization.
**	The Acquiring ETF will only offer one class of shares. “After Reorganization” numbers reflect the shareholder’s estimated ownership of the Acquiring ETF based on the shareholder’s ownership of the class of the Fund as of August 31, 2024.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund. As of August 31, 2024, no shareholder of the Fund was deemed a “control person” of the Fund.

As of August 31, 2024, Board members and officers of the Fund Company and the ETF Trust II, as a group, owned less than 1% of the Fund’s or the Acquiring ETF’s outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund (File No. 811-05202) are incorporated herein by reference to the Fund’s Annual Report for its fiscal year ended October 31, 2023, filed on December 27, 2023. The unaudited financial statements of the Fund are incorporated herein by reference to the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2024, filed on June 25, 2024. The audited financial statements of the Fund for its fiscal year ended October 31, 2023 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, independent registered public accounting firm for the Fund, and upon the authority of KPMG LLP as an expert in accounting and auditing.

A fund’s financial highlights are intended to help you understand a fund’s financial performance for the past five fiscal years or, if shorter, the period of the fund’s operations. The Fund’s financial highlights are included in the Fund’s prospectus, which is incorporated by reference herein. The financial highlights for the Fund have been derived from the Fund’s financial statements, which have been audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the annual report.

In addition, the unaudited financial highlights reflecting the six-month period ended April 30, 2024 are included in the Acquiring ETF’s prospectus, which is also incorporated by reference herein.

The Acquiring ETF currently has no assets or liabilities. The Acquiring ETF will commence operations upon the completion of the Reorganization and will continue the operations of the Fund. For this reason, financial statements of the Acquiring ETF and pro forma financial statements of the Acquiring ETF have not been included herein. The Acquiring ETF will adopt the financial history, including the financial highlights, of the Class I shares of the Fund following the Reorganization. The Fund will be the accounting survivor in the Reorganization.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of BNY Mellon Institutional Department, P.O. Box 534442 Pittsburgh, PA 15253-4442, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

[Provided in separate document.]

A-1

Exhibit B

Comparison of Fundamental Investment Restrictions of
the Acquiring ETF and the Fund

	Acquiring ETF	Fund
	The Acquiring ETF may not…	The Fund may not…
Borrowing	Borrow money, except to the extent permitted under the 1940 Act. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, other derivatives and options on futures contracts or indices or other derivatives shall not constitute borrowing, to the extent covered in accordance with applicable SEC and staff guidance.	Borrow money . . . except that . . . the fund may borrow money in an amount not exceeding one-third of the fund’s total assets at the time of such borrowing . . . . The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money . . . .
Senior Securities

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund’s borrowing policies or otherwise to the extent permitted under the 1940 Act.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options are not deemed to be an issuance of a senior security, to the extent covered in accordance with applicable SEC and staff guidance.

Issue senior securities . . . except that . . . the fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the . . . issuance of senior securities.
Commodities

Invest in physical commodities, except that the fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or ETNs, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Purchase or sell commodities, except that the fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Acquiring ETF		Fund
The Acquiring ETF may not…		The Fund may not…
Issuer Diversification	Not applicable. The fund is classified as a non-diversified fund.	Purchase with respect to 75% of the fund’s total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Industry Concentration	Invest more than 25% of its assets in the securities of issuers in any single industry or group of industries, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies.	Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or tax exempt securities issued by state or municipal governments and their political subdivisions, excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity, are not considered members of any industry.)
Lending Portfolio Securities; Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund’s total assets) or as otherwise permitted by the SEC.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this Fundamental Policy, debt instruments and repurchase agreements shall not be treated as loans.

	Acquiring ETF	Fund
	The Acquiring ETF may not…	The Fund may not…
Real Estate	Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).
Underwriting	Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.	Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

EXHIBIT C

INFORMATION ABOUT BOARD MEMBERS OF THE BNY MELLON ETF TRUST II

Name (Age) Position[1]	Year Joining the Board	Principal Occupation During Past 5 Years	Number of Investment Companies in Fund Complex[2] Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years
J. Charles Cardona (68) Chairman of the Board	2024	BNY Mellon Family of Funds, Interested Director (2014 – 2018), Independent Director (2019 – Present); BNY Mellon Liquidity Funds, Director (2004-2024) and Chairman (2019 – 2021).	37	N/A
Kristen M. Dickey (63) Board Member	2024	Independent board director of Marstone, Inc., a financial technology company (since 2018); Lead non-executive director for Aperture Investors, LLC, an investment management firm (since 2018); Managing Director— Global Head of Index Strategy at BlackRock, Inc. (until 2017).	15	N/A
F. Jack Liebau, Jr. (60) Board Member	2024	Managing Director at Beach Investment Counsel, a financial advisory firm (since 2020); Corporate director (since 2015).	15	Myers Industries, an industrial company, Director (2015 – Present) and Chairman of the Board (2016 – Present); STRATTEC Security Corp., an automotive power and security solutions company, Director (2023 – Present) and Chairman of the Board (2024 – Present)
Jill I. Mavro (51) Board Member	2024	Managing Director at Ecoban Securities, LLC, a financial technology consulting company (since 2020); Founder and Principal of Spoondrift Advisory, LLC (since 2018); Senior	15	N/A

Name (Age) Position[1]	Year Joining the Board	Principal Occupation During Past 5 Years	Number of Investment Companies in Fund Complex[2] Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years
		Managing Director, Head of Strategic Relationships and Member of SPDR Executive Committee at State Street Global Advisors (until 2018).
Kevin W. Quinn (64) Board Member	2024	Partner at PricewaterhouseCoopers, LLC (until 2019)	15	N/A
Stacy L. Schaus (63) Board Member	2024	Chief Executive Officer of the Schaus Group LLC, a consulting firm (since 2019); Advisory board member of A&P Capital, a consulting firm (from 2019 until 2021); Executive Vice President – Defined Contribution Practice Founder at PIMCO Investment Management (until 2018).	15	N/A
[1]	Each board member serves on the board’s audit and nominating committees.
[2]	Represents the number of separate portfolios comprising the investment companies in the "Fund Complex," including the funds, for which the board member served as of the date of this Prospectus/Proxy Statement. "Fund complex" comprises registered investment companies for which BNYM ETF Adviser or an affiliate of BNYM ETF Adviser serves as investment adviser.

Additional information about each ETF Trust II board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

•	J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. He currently also serves as an independent board member for certain funds in the BNY Mellon Family of Funds. Mr. Cardona was the President and a Director of The Dreyfus Corporation, subsequently renamed BNY

Mellon Investment Adviser, Inc. ("BNYMIA"), an affiliate of the Adviser, and the Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of The Dreyfus Corporation, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of MBSC Securities Corporation, subsequently renamed BNY Mellon Securities Corporation (the fund's distributor), and he previously served as an Executive Vice President for the Distributor from 1997 to 2013. He also served as President of the Institutional Services Division of MBSC Securities Corporation. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of MBSC Securities Corporation (formerly Dreyfus Service Corporation), which he joined in 1981.

•	Kristen M. Dickey – Ms. Dickey's career spans over 20 years of experience in the investment management industry, before her retirement in 2017. She served in various roles at BlackRock, Inc. over the course of her career, including as Managing Director—Global Head of Index Strategy from 2014 to 2017, Managing Director—Head of Corporate Investor Relations from 2012 to 2014 and Managing Director—Global Head of Financial Institutions Group from 1996 to 2011. Ms. Dickey has served as the lead non-executive director for Aperture Investors, LLC, an investment management firm, since 2018. She has also served as an independent board director of Marstone, Inc., a financial technology company, since 2018, and as a non-executive director of AIMIA, Inc. since 2022. Ms. Dickey has served as a trustee for the New York City park nonprofits Friends of the High Line from 2006, where she is also the head of the investment committee, and the Battery Conservancy, where she is also the treasurer, since 2005 and 2011, respectively. She has served as an advisory board member for the nonprofits Girls Who Invest and the Council for Economic Education since 2018 and 2017, respectively. Ms. Dickey has served on the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024.

•	F. Jack Liebau, Jr. – Mr. Liebau has over 30 years of experience in the investment management industry. He has served in various roles over the course of his career, including as a partner, portfolio manager and head of compliance at Primecap Management Co. from 1986 to 2003, president, portfolio manager and head of compliance at Liebau Asset Management from 2003 to 2011, portfolio manager and partner at Davis Advisors from 2011 to 2013, President and Chief Executive Officer at Roundwood Asset Management from 2013 to 2015, a private investor and corporate director since 2015 and a Managing Director at Beach Investment Counsel since 2020. Mr. Liebau has served as a board member of numerous organizations, including as a director of media company Media General from 2008 to 2009, a director of defense firm Herley Industries from 2010 to 2011, a corporate director of automotive aftermarket retailer Pep Boys from 2015 to 2016, a director of industrial company Myers Industries from 2015 to present and the Chairman of the Board from 2016 to present, the Non-Executive Chairman of the Board of information technology and investigations firm Special Investigations Limited Company from 2017 to present, an independent director of S3 Software, an unlisted software company serving media companies, from 2020 to present, and a director of automotive power and security solutions company STRATTEC Security Corp. from 2023 to present and the Chairman of the Board since 2024. Mr. Liebau has served on the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024.

•	Jill I. Mavro – Ms. Mavro gained over 23 years of experience in the asset management industry before her retirement in 2018. She served in various roles at State Street Global Advisors over the course of her career, including as an associate and principal in the asset servicing division from 1995 to 1997, a principal and vice president in the asset management division from 1997 to 2002, a vice president and sales manager from 2002 to 2004, Vice President—Head of National Accounts from 2004 to 2012, Managing Director—Head of Strategic Relationships from 2012 to 2016 and Senior Managing Director—Head of Strategic Relationships from 2016 to 2018. Ms. Mavro has served as a Managing

Director at Ecoban Securities, LLC since 2020. Ms. Mavro has served as a board member of several organizations, including as a board member of Sectoral Asset Management from 2013 to 2015, a member of the Overseers Board of Beth Israel Deaconess Medical Center from 2014 to present, a board member of nonprofit Women in ETFs, Inc. from 2013 to present and a member of the SPDR Executive Committee at State Street Global Advisors from 2014 to 2018. Ms. Mavro has served on the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024.

•	Kevin W. Quinn – Mr. Quinn gained over 35 years of experience in the audit, tax and accounting field before his retirement in 2019. He served as a partner at PricewaterhouseCoopers, LLC from 1997 to 2019. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation from the CFA Institute. Mr. Quinn has also served as trustee as part of the Catholic Charities – Archdiocese of Boston, MA from 2001-2013, Mutual Funds Against Cancer from 2003-2008 and INROADS, an organization that seeks to promote ethnic and racial diversity in the corporate workplace, from 1997-2000. Mr. Quinn has served on the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024.

•	Stacy L. Schaus – Ms. Schaus has over 37 years of experience in the financial and investment management industries. She served as a vice president at Merrill Lynch Capital Markets from 1981 to 1989, as the founder and Chief Executive Officer/Chief Operating Officer of Hewitt Financial Services, a registered investment adviser and brokerage, from 1992 to 2006, as the President of the Hewitt Series Trust from 1992 to 2006, as Executive Vice President—Defined Contribution Practice Founder at PIMCO Investment Management from 2006 to 2018, and has served as the founder and Chief Executive Officer of the Schaus Group LLC, a consulting firm, since 2019. Ms. Schaus has served as a board member of several organizations, including as a board member of the nonprofit Financial Planning Association from 2005 to 2007, the founder and chairwoman of the nonprofit Defined Contribution Institutional Investment Association from 2010 to 2012 and the chairwoman (from 2018 to 2020) and executive committee member (from 2018 to 2021) of the nonprofit Employee Benefit Research Institute. She has served as a member of the financial technology committee of the nonprofit Society of Actuaries since 2019 and as an advisory board member of A&P Capital, a consulting firm, from 2019 until 2021. Ms. Schaus has served on the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024.

EXHIBIT D

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Fund and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization is included in the “Comparison of the Acquiring ETF and the Fund” section of this Prospectus/Proxy Statement.

The Reorganization will not result in a material change to the Fund’s investment portfolio due to the investment restrictions of the Acquiring ETF. In particular, each security held by the Fund is eligible to be held by the Acquiring ETF. As a result, a schedule of investments for the Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Fund as compared to those of the Acquiring ETF.

PO Box 211230, Eagan, MN 55121-9984

VOTE OVER THE INTERNET 1. Read the Prospectus/Proxy Statement and have the proxy card at hand. 2. Go to: www.proxyvotenow.com/bnytax 3. Follow the simple instructions.
VOTE BY PHONE 1. Read the Prospectus/Proxy Statement and have the proxy card at hand. 2. Call toll free: 855-429-7276 3. Follow the simple instructions.
VOTE BY MAIL 1. Read the Prospectus/Proxy Statement. 2. Check the appropriate box on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the postage-paid envelope provided.

Please detach at perforation before mailing

BNY MELLON TAX MANAGED GROWTH FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 15, 2025

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND COMPANY'S (AS DEFINED BELOW) AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED

The undersigned shareholder of BNY Mellon Tax Managed Growth Fund (the "Fund"), a series of BNY Mellon Investment Funds IV, Inc. (the "Fund Company"), hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on October 18, 2024, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only, on January 15, 2025, at 10:00 a.m. Eastern time, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the Special Meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED PLEASE SIGN AND DATE BELOW. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL NUMBER AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted

Signature(s) and Title(s), if applicable Sign in the box above
Date_____________________________________________________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries,

your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, each holder should sign. If a corporation, the signature should be that of an authorized officer who should state his or her title

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held on January 15, 2025.

The Proxy Statement for this Meeting is available at

https://im.bnymellon.com/us/en/individual/resources/proxy-materials.html.

Please see Prospectus/Proxy Statement for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting of Shareholders, please call toll-free

1(888) 481-3817. Representatives are available to assist you Monday through Friday 10:00 a.m. to 11:00 p.m. Eastern time.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE

CAST YOUR VOTE TODAY!

IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD

ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

Please detach at perforation before mailing

PLEASE SIGN AND DATE ON THE REVERSE SIDE

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.

If no specification is made and the proxy card is executed, this proxy shall be voted "FOR" the proposal.

The Board of Directors has voted in favor of the proposal and recommends that you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.	To approve an Agreement and Plan of Reorganization for the Fund providing for the reorganization of the Fund into BNY Mellon Concentrated Growth ETF.	FOR ☐	AGAINST ☐	ABSTAIN ☐

YOUR SIGNATURE ON THIS VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY

TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE

STATEMENT OF ADDITIONAL INFORMATION
November 4, 2024
Proposed Reorganization of
BNY MELLON TAX MANAGED GROWTH FUND (a Series of BNY Mellon Investment Funds IV, Inc.)
240 Greenwich Street
New York, New York 10286
1-800-373-9387
With and Into
BNY MELLON CONCENTRATED GROWTH ETF (a Series of BNY Mellon ETF Trust II)
240 Greenwich Street
New York, New York 10286
1-833-ETF-BNYM

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated November 4, 2024 relating specifically to the proposed transfer of the assets and liabilities of BNY Mellon Tax Managed Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc. (the “Fund Company”), in exchange for whole shares of BNY Mellon Concentrated Growth ETF (the “Acquiring ETF”), a newly created series of BNY Mellon ETF Trust II (the “ETF Trust II”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring ETF’s Statement of Additional Information dated October 21, 2024.
2.	The Fund’s Statement of Additional Information dated December 29, 2023, as amended or supplemented September 30, 2024 (EDGAR Accession No. 0000799295-24-000032).
3.	The Fund’s Annual Report for the fiscal year ended October 31, 2023 (EDGAR Accession No. 0000819940-23-000035).
4.	The Fund’s Semi-Annual Report for the fiscal period ended April 30, 2024 (EDGAR Accession No. 0000819940-24-000013).

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring ETF’s Statement of Additional Information is incorporated herein by reference to Pre-Effective Amendment No. 2 to the ETF Trust II’s Registration Statement on Form N-1A, filed on October 21, 2024 (File No. 333-280471).

The Fund’s Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on September 27, 2024 (File No. 33-16388). The audited financial statements of the Fund (File No. 811-05202) are incorporated herein by reference to the Fund’s Annual Report for its fiscal year ended October 31, 2023, as filed December 27, 2023. The unaudited financial statements of the Fund are incorporated herein by reference to the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2024, filed on June 25, 2024.

PART C: OTHER INFORMATION

Item 15. Indemnification:

(a)        The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b)       As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c)        The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d)       Notwithstanding any provisions in the Registrant's Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the U.S. Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

(e)         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits:

(1)(a) Declaration of Trust of BNY Mellon ETF Trust II (the "Registrant" or the "Trust"), dated June 24, 2024 (the "Declaration of Trust"), is incorporated herein by reference to Exhibit (a)(1) to the Registrant's initial registration statement on Form N-1A (File Nos. 333-280471 and 811-23977), as filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0002025968-24-000004 on June 26, 2024 ("Initial Form N-1A").

(1)(b) Registrant's Amended and Restated Agreement and Declaration of Trust, dated September 9, 2024, is incorporated herein by reference to Exhibit (a)(2) of the Registrant's Registration Statement on Form N-1A, as filed on October 11, 2024 ("Pre-Effective Amendment No. 1").

(1)(c) Certificate of Designation to the Declaration of Trust, dated June 24, 2024, is incorporated herein by reference to Exhibit (a)(2) to the Initial Form N-1A.

(1)(d) Registrant's Amended and Restated Agreement and Declaration of Trust, dated October 7, 2024, is incorporated herein by reference to Exhibit (a)(4) of Pre-Effective Amendment No. 1.

(2)  Registrant's By-Laws, adopted June 24, 2024, are incorporated herein by reference to Exhibit (b) to the Initial Form N-1A.

(3)  Not applicable.

(4)  Form of Agreement and Plan of Reorganization is incorporated herein by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 1.

(5)(a) See Articles IV and VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust, dated October 7, 2024, which is filed herewith as Exhibit (1)(d) above.

(5)(b) See Articles IX and XII of the Registrant's By-Laws, adopted June 26, 2024, which are filed herewith as Exhibit (2) above.

(6)(a) Management Agreement between the Registrant and BNY Mellon ETF Investment Adviser, LLC is incorporated herein by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 1.

(6)(b) Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Fayez Sarofim & Co., LLC is incorporated herein by reference to Exhibit (d)(2) of Pre-Effective Amendment No. 1.

(7)(a) Distribution Agreement between the Registrant and BNY Mellon Securities Corporation is incorporated herein by reference to Exhibit (e)(1) of Pre-Effective Amendment No. 1.

(7)(b) Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 1.

(8)  Not applicable.

(9)(a) Custody Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 1.

(9)(b) First Amendment to the Custody Agreement between the Registrant and the Bank of New York Mellon is filed herewith.

(10)  Plan of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 1.

(11) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, regarding the legality of the securities being registered is incorporated herein by reference to Exhibit (11) of the Registrant's initial Form N-14 (File No. 333-282141), as filed with the SEC via EDGAR Accession No. 0002025968-24-000008 on September 16, 2024 ("Initial Form N-14").

(12) Opinion of Counsel, Morgan, Lewis & Bockius LLP, regarding tax matters is incorporated herein by reference to Exhibit (12) of the Initial Form N-14.

(13)(a)  Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(1) of the Registrant's Registration Statement on Form N-1A, as filed with the SEC via Edgar Accession No. 0002025968-24-000015 on October 21, 2024.

(13)(b) First Amendment to the Fund Administration and Accounting Agreement is filed herewith.

(13)(c) Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon is incorporated by herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1.

(13)(d) First Amendment to the Transfer Agency and Service Agreement is filed herewith.

(13)(e) Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1.

(14) Consent of independent registered public accounting firm, KPMG LLP, is filed herewith.

(15) Not applicable.

(16) Powers of Attorney are filed herewith.

(17) Not applicable.

(18) Not applicable.

Item 17. Undertakings:

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 1st day of November, 2024.

BNY Mellon ETF Trust II

By:	/s/ Lisa King
Lisa King
Vice President and Assistant Secretary

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David DiPetrillo*	President (Principal Executive Officer)	November 1, 2024
David DiPetrillo
/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	November 1, 2024
James Windels
/s/ J. Charles Cardona*	Chairman of the Board	November 1, 2024
Charles Cardona
/s/ Kristen M. Dickey*	Board Member	November 1, 2024
Kristen M. Dickey
/s/ F. Jack Liebau, Jr.*	Board Member	November 1, 2024
F. Jack Liebau, Jr.
Jill I. Mavro*	Board Member	November 1, 2024
Jill Mavro
/s/ Kevin W. Quinn*	Board Member	November 1, 2024
Kevin W. Quinn
/s/ Stacy L. Schaus*	Board Member	November 1, 2024
Stacy L. Schaus

*By: /s/ Lisa King
Lisa King Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.  Exhibit

(9)(b)	First Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon

(13)(b)	First Amendment to the Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon

(13)(d)	First Amendment to the Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon

(14)	Consent of independent registered public accounting firm, KPMG LLP

(16)	Powers of Attorney